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                                                                   EXHIBIT 10.4




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C L I F F 0 R D                                   LIMITED LIABILITY PARTNERSHIP

C H A N C E

                                                                 CONFORMED COPY

                               DATED 28 APRIL 2001

                      CHASE MANHATTAN INTERNATIONAL LIMITED
                               AS SECURITY TRUSTEE

                           GOLDMAN SACHS INTERNATIONAL
                             AS GLOBAL CO-ORDINATOR

                           GOLDMAN SACHS INTERNATIONAL
                       BAYERISCHE HYPO- UND VEREINSBANK AG
                                 J.P. MORGAN PLC
                                       AND
                         THE ROYAL BANK OF SCOTLAND PLC
                               AS SENIOR ARRANGERS

                           GOLDMAN SACHS INTERNATIONAL
                       BAYERISCHE HYPO- UND VEREINSBANK AG
                                       AND
                         THE ROYAL BANK OF SCOTLAND PLC
                             AS MEZZANINE ARRANGERS

                      CHASE MANHATTAN INTERNATIONAL LIMITED
                                 AS SENIOR AGENT

                               THE SENIOR LENDERS
                                  NAMED HEREIN

                   HYPOVEREINSBANK LUXEMBOURG SOCIETE ANONYME
                               AS MEZZANINE AGENT

                              THE MEZZANINE LENDERS
                                  NAMED HEREIN

                                   AND OTHERS

                 -----------------------------------------------

                               INTERCREDITOR DEED

                 -----------------------------------------------

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                                              CONTENTS

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
CLAUSE                                                                                               PAGE
1.    Interpretation And Definitions ..................................................................2

2.    Consent To The Finance Documents And Security Documents ........................................11

3.    Ranking.........................................................................................11

4.    Undertakings Of The Intercreditor Obligors .....................................................13

5.    Undertakings Of The Intra-Group Lenders ........................................................13

6.    Undertakings Of The Mezzanine Beneficiaries ....................................................14

7.    Accession And Undertakings Of Hedge Counterparties .............................................15

8.    Undertakings In Respect Of The Senior Liabilities ..............................................18

9.    Consents And Entrenched Provisions .............................................................19

10.   Permitted Payments .............................................................................20

11.   Turnover .......................................................................................21

12.   Suspension Of Permitted Payments ...............................................................22

13.   Subordination ..................................................................................24

14.   Distributions ..................................................................................25

15.   Filing Of Claims ...............................................................................27

16.   Restrictions On Enforcement ....................................................................28

17.   Permitted Enforcement ..........................................................................30

18.   Preservation....................................................................................31

19.   Enforcement Of Transaction Security.............................................................31

20.   Sales By Security Trustee.......................................................................33

21.   Priority Of Transaction Security................................................................34

22.   Appropriation...................................................................................35

23.   Discharge Of Senior Liabilities.................................................................36

24.   Intercreditor Obligors' Acknowledgement.........................................................36

25.   Defences........................................................................................37

26.   Disclosure......................................................................................37

27.   Repayments......................................................................................38

28.   Amendments......................................................................................39

29.   Reports.........................................................................................39

30.   New Intra-Group Lenders And Borrowers...........................................................40

31.   Notices.........................................................................................40

32.   Miscellaneous...................................................................................41

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33.   Assignments And Transfers.......................................................................43

34.   The Security Trustee............................................................................44

35.   Status Of Intercreditor Obligors................................................................52

36.   Expenses........................................................................................53

37.   Governing Law...................................................................................53

38.   Jurisdiction ...................................................................................53


SCHEDULE 1          THE ORIGINAL LENDERS .............................................................55
    Part A          The Original Senior Lenders ......................................................55
    Part B          The Original Mezzanine Lenders ...................................................56

SCHEDULE 2          THE ORIGINAL HEDGE COUNTERPARTIES ................................................57

SCHEDULE 3          THE ORIGINAL SENIOR BORROWERS ....................................................58

SCHEDULE 4          THE ORIGINAL GUARANTORS ..........................................................59
    Part A          The Original Senior Guarantors ...................................................59
    Part B          The Original Mezzanine Guarantors ................................................60

SCHEDULE 5          INTRA GROUP LENDERS AND BORROWERS ................................................61
    Part A          Intra-Group Lenders ..............................................................61
    Part B          Intra-Group Borrowers ............................................................62

SCHEDULE 6          FORM OF DEED OF ACCESSION ........................................................63
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THIS INTERCREDITOR DEED is dated 28 April 2001

BETWEEN:

(1) CHASE MANHATTAN INTERNATIONAL LIMITED as security trustee (the "SECURITY TRUSTEE");

(2) GOLDMAN SACHS INTERNATIONAL as global co-ordinator (the "GLOBAL CO-ORDINATOR");

(3) GOLDMAN SACHS INTERNATIONAL, BAYERISCHE HYPO- UND VEREINSBANK AG, J.P. MORGAN PLC and THE ROYAL BANK OF SCOTLAND PLC as joint lead arrangers under the Senior Credit Agreement (the "SENIOR ARRANGERS");

(4) GOLDMAN SACHS INTERNATIONAL, BAYERISCHE HYPO- UND VEREINSBANK AG and THE ROYAL BANK OF SCOTLAND PLC as joint lead arrangers under the Mezzanine Facility Agreement (the "MEZZANINE ARRANGERS");

(5) CHASE MANHATTAN INTERNATIONAL LIMITED as agent for the Senior Lenders under the Senior Credit Agreement (the "SENIOR AGENT");

(6) HYPOVEREINSBANK LUXEMBOURG SOCIETE ANONYME as agent for the Mezzanine Lenders under the Mezzanine Facility Agreement (the "MEZZANINE AGENT");

(7)      THE FINANCIAL INSTITUTIONS whose names are set out in Part A of
         Schedule 1 as senior lenders (the "ORIGINAL SENIOR LENDERS");

(8)      THE FINANCIAL INSTITUTIONS whose names are set out in Part B of
         Schedule 1 as mezzanine lenders (the "ORIGINAL MEZZANINE LENDERS");

(9) THE FINANCIAL INSTITUTIONS (if any) whose names are set out in Schedule 2 as hedge counterparties (the "ORIGINAL HEDGE COUNTERPARTIES");

(10) THE COMPANIES whose names are set out in Schedule 3 as senior borrowers (the "ORIGINAL SENIOR BORROWERS");

(11)     MESSER GRIESHEIM GmbH as the mezzanine borrower (the "MEZZANINE
         BORROWER");

(12) THE COMPANIES whose names are set out in Part A of Schedule 4 as senior guarantors (the "ORIGINAL SENIOR GUARANTORS");

(13) THE COMPANIES whose names are set out in Part B of Schedule 4 as mezzanine guarantors (the "ORIGINAL MEZZANINE GUARANTORS");

(14) THE COMPANIES whose names are set out in Part A of Schedule 5 (INTRA-GROUP LENDERS) as intra-group lenders; and

(15) THE COMPANIES whose names are set out in Part B of Schedule 5 (INTRA-GROUP BORROWERS) as intra-group borrowers.


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WHEREAS:

 (A) By a loan facilities agreement (the "SENIOR CREDIT AGREEMENT") dated on or about the date hereof and originally made between the Senior Agent, the Senior Arrangers, the Security Trustee, the Original Senior Lenders and Cornelia Verwaltungsgesellschaft mbH, the Senior Lenders have agreed to make available to the Senior Borrowers term and revolving facilities of such amounts and on the terms referred to in the Senior Credit Agreement for the purposes therein mentioned.

 (B) The Hedge Counterparties have entered into or have agreed to or may enter into Hedging Agreements with Group Entities pursuant to and in accordance with the terms of the Senior Credit Agreement and the Mezzanine Facility Agreement.

 (C) The Transaction Security is to be granted in favour of the Security Trustee as trustee for the Beneficiaries as security for certain of the obligations of (i) the Intercreditor Obligors under the Senior Documents and the Mezzanine Documents and (ii) any Group Entities under any Hedging Agreements.

(D)     By a mezzanine facility agreement, dated on or about the date hereof
        (as the same may be amended, restated, supplemented or otherwise modified from time to time) between, amongst others, Cornelia Verwaltungsgesellschaft mbH, certain financial institutions party thereto, HypoVereinsbank Luxembourg Societe Anonyme as agent for the Mezzanine Lenders, Chase Manhattan International Limited as the Security Trustee, Goldman Sachs International, Bayerische Hypo- Und Vereinsbank AG and The Royal Bank of Scotland plc as joint lead arrangers and Goldman Sachs International as the Global Co-ordinator (the "MEZZANINE FACILITY AGREEMENT") the Mezzanine Lenders have agreed to make available term loan facilities of such amounts and on the terms referred to in the Mezzanine Facility Agreement for the purposes therein mentioned.

 (E) It has been agreed between the parties hereto that the claims of the Senior Beneficiaries, under the Senior Documents, the claims of the Mezzanine Beneficiaries under the Mezzanine Documents and the claims of the Intra-Group Lenders against the Intra-Group Borrowers shall be regulated and/or subordinated in the manner set out herein.

NOW THIS DEED WITNESSETH and IT IS HEREBY AGREED AND DECLARED as follows:

1.      INTERPRETATION AND DEFINITIONS

1.1     In this Deed:

        "ACCESSION LETTER" has the meaning given to such term in the Senior Credit Agreement and/or in the Mezzanine Facility Agreement.

        "ANCILLARY LIABILITIES" in relation to any of the Liabilities means:

         (a) any refinancing (excluding any refinancing through the issue of High-Yield Notes, Exchange Notes, Direct Mezzanine Refinancing, the High-Yield Proceeds Loan and the Exchange Notes Loan), novation (not being a transfer


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                  permitted by the Senior Documents or the Mezzanine Documents),
                  refunding, deferral or permitted extension of any of those liabilities;

         (b) any permitted further advance which may be made under any agreement supplemental to any relevant facilities agreement plus all interest, fees and costs in connection therewith;

         (c) any claim for damages or restitution in the event of rescission of any such liabilities or otherwise in connection with any relevant facilities agreement;

         (d) any claim against any Intercreditor Obligor flowing from any recovery by an Intercreditor Obligor of a payment or discharge in respect of those liabilities on the grounds of preference or otherwise; and

         (e) any amounts (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings.

        "APPROVED AFFILIATE BANK" means an affiliate of a Senior Lender which
        (a) the Senior Agent has agreed may be a Hedge Counterparty and (b) is a party to this Deed or has become a party to this Deed pursuant to and in accordance with the provisions hereof.

        "AUSTRIAN GUARANTEE" means the guarantee dated on or about the date hereof granted by Messer Austria GmbH in favour of the Security Trustee.

        "AUSTRIAN GUARANTOR" means Messer Austria GmbH of Am Kanal 2, A-2352 Gumpoldskirchen, Austria, and registered with the Commercial Register of the State Court of Wiener Neustadt under file no FN 111741a.

         "BENEFICIARIES" means each of the Senior Beneficiaries and the Mezzanine Beneficiaries.

        "BORROWER" means a Senior Borrower or a Mezzanine Borrower.

        "CONTINUING" means in relation to an Enforcement Event, that the Total Commitments under (and as defined in) the Senior Credit Agreement and/or the Mezzanine Facility Agreement (as the case may be), have not been reinstated or the notice served under Clause 24.15(b), (c) and/or (e) of the Senior Credit Agreement or Clause 22.14(b) and/or (c) of the Mezzanine Facility Agreement has not been revoked.

        "DEED OF ACCESSION" means a deed of accession substantially in the form set out in Schedule 6 (FORM OF DEED OF ACCESSION) executed or to be executed by a person intending to become a party hereto.

        "ENFORCEMENT EVENT" means the occurrence of any of the events set out in Clause 24.15 (a), (b), (c) and (e) of the Senior Credit Agreement or Clause 22.14 (a), (b) and (c) of the Mezzanine Facility Agreement.

         "FINANCE DOCUMENTS" means the Senior Documents, the Mezzanine Documents and the Intra-Group Documents.


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        "GERMAN INTERCREDITOR OBLIGOR" means an Intercreditor Obligor whose
        Relevant Jurisdiction is the Federal Republic of Germany.

         "GUARANTOR" means a Senior Guarantor or a Mezzanine Guarantor.

         "GROUP ENTITY" means any member of the Group.

         "HEDGE COUNTERPARTIES" means:

         (a)       the Original Hedge Counterparties (if any); and

         (b) any Senior Lender, Approved Affiliate Bank or any other financial institution approved by the Senior Agent and the Mezzanine Agent (acting reasonably) which is a party to an outstanding Hedging Agreement with any Group Entity from time to time and which becomes a party hereto in accordance with the provisions hereof.

        "HEDGING AGREEMENTS" means each of the agreements entered into or to be entered into between the Borrowers (approved by the Senior Agent and the Mezzanine Agent, acting reasonably) and Hedge Counterparties for the purpose of hedging interest rate liabilities in accordance with Clause
        23.29 (HEDGING) of the Senior Credit Agreement and Clause 21.29 (HEDGING) of the Mezzanine Facility Agreement.

        "HEDGING LIABILITIES" means all present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by any Borrower to any Hedge Counterparty pursuant to the terms of any Hedging Agreement together with all Ancillary Liabilities relating thereto, as determined by the relevant Hedge Counterparty and agreed by the Senior Agent at any given time.

         "INSOLVENCY EVENT" means in relation to any of MGG, Newco 2 or MIG:

        (a) ceasing or suspending generally payment of its debts or publicly announces an intention to do so (or is deemed for the purposes of any law applicable to it to be) or is over indebted (UBERSCHULDUNG) within the meaning of section 19 of the German Insolvency Code or unable to or deemed unable to pay its debts as they fall due (ZAHLUNGSUNFAHIGKEIT or DROHENDE ZAHLUNGSUNFAHIGKEIT); or

        (b) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

        "INTERCREDITOR OBLIGORS" means each Borrower, each Guarantor, each Intra-Group Lender and each Intra-Group Borrower.

        "INTRA-GROUP BORROWERS" means those Intercreditor Obligors whose names are set out in Part B of Schedule 5 (INTRA-GROUP BORROWERS), and any other Group Entities who accede to this Deed as Intra-Group Borrowers in accordance with the provisions hereof.

        "INTRA-GROUP DOCUMENTS" means any and all agreements and other instruments under or by which any Intra-Group Liabilities are outstanding, evidenced, secured or

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        guaranteed in each case as, and including any instrument pursuant to which the same is, novated, varied, supplemented or amended from time to time.

        "INTRA-GROUP LENDERS" means those Intercreditor Obligors whose names are set out in Part A of Schedule 5 (INTRA-GROUP LENDERS), and any other Group Entities who accede to this Deed as Intra-Group Lenders in accordance with the provisions hereof.

        "INTRA-GROUP LIABILITIES" means all present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by any Intra-Group Borrower to any Intra-Group Lender (whether pursuant to any Intra-Group Loan or otherwise) together with all Ancillary Liabilities relating thereto, other than sums, liabilities and obligations:

        (a)       arising in the ordinary course of trading;

        (b)       in respect of the High Yield Proceeds Loan;

        (c)       in respect of the Exchange Notes Loan;

        (d)       in respect of any Newco 2 Loan;

        (e)       in respect of any Treasury Borrower Loan Agreement;

        (f) in respect of any Intra Group Loan where Debtco is the lender and MGG is the borrower; or

        (g) which relate to Financial Indebtedness owed by an Intercreditor Obligor to a Group Entity, where such Financial Indebtedness has been subordinated to the Senior Liabilities and the Mezzanine Liabilities on terms acceptable to the Majority Senior Lenders and the Majority Mezzanine Lenders (other than under this Deed).

        "LENDERS" means the Senior Lenders, the Mezzanine Lenders and the Hedge Counterparties.

        "LIABILITIES" means the Senior Liabilities, the Mezzanine Liabilities and the Intra-Group Liabilities.

        "MAJORITY MEZZANINE LENDERS" has the meaning given to "MAJORITY LENDERS" in the Mezzanine Facility Agreement.

        "MAJORITY SENIOR LENDERS" has the meaning given to "MAJORITY LENDERS" in the Senior Credit Agreement.

        "MATERIAL COVENANT AMENDMENTS" means, in relation to the Senior Documents and the Mezzanine Documents, amendments or additions to the representations, covenants, financial covenants or events of default set out therein, save to the extent that an amendment or addition relaxes such representations, covenants, financial covenants or events of default PROVIDED THAT any amendments (in the case of sub-clause 6.1.4 of Clause 6.1 (UNDERTAKINGS OF MEZZANINE BENEFICIARIES)) which would not have a materially adverse effect on the interests of the Senior Lenders under any of the Senior

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        Documents or pursuant to Clause 34.5 of the Mezzanine Facility Agreement or (in the case of Clause 8.1 (MATERIAL COVENANT AMENDMENTS) amendments which would not have a materially adverse effect on the interests of the Mezzanine Lenders under any of the Mezzanine Documents, or amendments made pursuant to Clause 37.5 of the Senior Credit Agreement shall not constitute a "Material Covenant Amendment".

        "MATERIAL VARIATION" means in relation to the Senior Documents and the Mezzanine Documents:

        (a) increases (exceeding in aggregate 0.5 per cent. per annum) in interest or commission or a change in the basis on which interest, fees or commission accrues, is calculated or is payable (not being, for the avoidance of doubt, fluctuations of LIBOR, EURIBOR, Mandatory Cost or Mezzanine Mandatory Cost) not provided for by the original terms of the documents (unless the change in the basis is not one which could reasonably be expected to give rise to an increase in the cost of interest);

        (b) alterations of the provisions relating to the amount or dates of repayment;

        (c) increases in the maximum amounts available to be raised as at the date hereof (excluding any rolled-up or capitalised interest); or

        (d) any Intercreditor Obligor becoming liable to make an additional payment (or increase an existing payment) (other than arm's length fees payable in connection with a refinancing of the Senior Liabilities on improved terms and other than any payment in respect of any obligation or provision thereof from time to time in effect),

        PROVIDED THAT any variation of a technical or administrative nature only shall not constitute a "Material Variation".

        "MEZZANINE AGENT" means the Mezzanine Agent (under and as defined in the Mezzanine Facility Agreement) from time to time.

        "MEZZANINE BENEFICIARIES" means each of the Security Trustee, the Mezzanine Agent, the Global Co-ordinator, the Mezzanine Arrangers and the Mezzanine Lenders.

        "MEZZANINE BORROWER" means the Initial Borrower or the Additional Borrower (as such terms are defined in the Mezzanine Facility Agreement).

        "MEZZANINE DISCHARGE DATE" means the date on which all Mezzanine Liabilities have been fully paid and discharged to the satisfaction of the Mezzanine Agent (acting reasonably), whether or not as a result of an enforcement.

        "MEZZANINE DOCUMENTS" means the documents defined as "FINANCE DOCUMENTS" in the Mezzanine Facility Agreement (with the exception of the Warrant Documents, the Priority Letter, this Deed and the Subordination Agreements).

        "MEZZANINE ENFORCEMENT EVENT" means the occurrence of any of the events fisted in sub-clauses 22.14, (a), (b) or (c) or the Mezzanine Facility Agreement.

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         "MEZZANINE EVENT OF DEFAULT" means any event specified as an event of default in Clause 22 of the Mezzanine Facility Agreement.

         "MEZZANINE FINAL MATURITY DATE" has the meaning given to "FINAL MATURITY DATE" in the Mezzanine Facility Agreement.

         "MEZZANINE GUARANTOR" means each Original Mezzanine Guarantor or each "ADDITIONAL GUARANTOR" under the Mezzanine Facility Agreement once it accedes to this Deed in accordance with the provisions hereof.

         "MEZZANINE LENDER" means:

         (a)  the Original Mezzanine Lenders; and

         (b) any other person who is owed any Mezzanine Liabilities, from time to time (including, without limitation, any Transferee (as defined in the Mezzanine Facility Agreement)), and who has acceded hereto in accordance with the provisions hereof or become bound by the provisions hereof.

         "MEZZANINE LIABILITIES" means, subject to Clause 6.2 (POSTPONEMENT OF MEZZANINE LIABILITIES), all present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by any Group Entity to any Mezzanine Beneficiary pursuant to the terms of the Mezzanine Documents together with all Ancillary Liabilities relating thereto (including, without limitation, interest accruing after (as well as before) the commencement of a bankruptcy proceeding by or against any U.S. Intercreditor Obligor under U.S. law, whether or not a claim for such interest is an allowed claim in such proceeding).

         "MEZZANINE MANDATORY COST" has the meaning given to "MANDATORY COST" in the Mezzanine Facility Agreement.

         "MEZZANINE OUTSTANDINGS" has the meaning given to "OUTSTANDINGS" in the Mezzanine Facility Agreement.

         "MGG" means Messer Griesheim. GmbH, registered in the Handelsregister (commercial register) of the Amtsgericht (local court) of Frankfurt am Main under HRB 7812.

         "MIG" means Messer Industrie GmbH, a limited liability company incorporated in the Federal Republic of Germany in the commercial register of the local court of Konigstein am Taunus under HRB 1033.

         "MIG POWER OF ATTORNEY" means the powers of attorney granted or to be granted to the Security Trustee in connection with the MIG Share Pledges, allowing the Security Trustee to execute the MIG Share Pledges on behalf of MIG if the capital increase in respect of DIOGENES Vierte Vermogensverwaltungs AG by EUR30,000 to EUR90,000 has not been registered within 20 days of the date of such powers of attorney.

         "MIG SHARES PLEDGES" means the first ranking share pledge agreement over shares in MGG between INTER ALIA MIG and the Security Trustee, and the second ranking share pledge agreement over shares in MGG between INTER ALIA MIG and the Security Trustee.

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         "OBLIGOR'S AGENT" has the meaning given to such term in the Senior
         Credit Agreement.

         "PERMITTED ENFORCEMENT ACTION" means:

         (a)      any action prohibited by any of sub-clauses 16.2.1, 16.2.3 or
                  16.2.4 of Clause 16.2 (MEZZANINE LIABILITIES); and/or

         (b) if a Mezzanine Enforcement Event has occurred and is Continuing, instructing the Security Trustee to enforce any of the Transaction Security.

         "POSTPONED MEZZANINE LIABILITIES" means any Mezzanine Liabilities (and any Ancillary Liabilities relating thereto) which do not have priority over the Postponed Senior Liabilities by reason of Clause 6.2 (POSTPONEMENT OF MEZZANINE LIABILITIES).

         "POSTPONED SENIOR LIABILITIES" means any Senior Liabilities (and any Ancillary Liabilities relating thereto) which do not have priority over the Mezzanine Liabilities by reason of Clause 8 (UNDERTAKINGS IN RESPECT OF THE SENIOR LIABILITIES).

         "SECURITY DOCUMENTS" means:

         (a)      the "SECURITY DOCUMENTS", as defined in the Senior Credit
                  Agreement;

         (b) any present or future document conferring or evidencing any Security, guarantee or other assurance against financial loss for or in respect of any of the Senior Liabilities or the Mezzanine Liabilities; and

         (c) any Security granted under any covenant for further assurance in any of the documents referred to in paragraphs (a) and (b) above.

         "SENIOR ACCELERATION NOTICE" means a notice referred to in paragraph
         (a) of the definition of "STOP EVENT".

         "SENIOR BENEFICIARIES" means each of the Security Trustee, the Senior Agent, the Global Co-ordinator, the Senior Arrangers, the Senior Lenders, the Fronting Banks and the Hedge Counterparties.

         "SENIOR BORROWERS" means the Original Senior Borrowers and any Additional Borrower once it accedes to this Deed in accordance with the provisions hereof.

         "SENIOR DISCHARGE DATE" means the date on which all Senior Liabilities (other than the Postponed Senior Liabilities) have been fully paid and discharged to the satisfaction of the Senior Agent (acting reasonably), whether or not as a result of an enforcement.

         "SENIOR DOCUMENTS" means the documents defined as "FINANCE DOCUMENTS" in the Senior Credit Agreement (with the exception of this Deed, the Subordination Agreements and the Priority Letter).

         "SENIOR ENFORCEMENT EVENT" means the occurrence of any of the events listed in subclauses 24.15(a), (b), (c) or (e) of the Senior Credit Agreement.

         "SENIOR EVENT OF DEFAULT" means any event specified as an event of default in Clause 24 (EVENTS OF DEFAULT) of the Senior Credit Agreement.

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         "SENIOR GUARANTOR" means each Original Senior Guarantor or any
         Additional Guarantor once it accedes to this Deed in accordance with the provisions hereof.

         "SENIOR LENDERS" means:

         (a)  the Original Senior Lenders; and

         (b) and any other person who is owed any Senior Liabilities, from time to time (including, without limitation, any Transferee (as defined in the Senior Credit Agreement)), and who has acceded hereto in accordance with the provisions hereof or become bound by the provisions hereof.

         "SENIOR LIABILITIES" means, subject to Clause 8.2 (MATERIAL VARIATIONS), all present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by any Group Entity to any of the Senior Beneficiaries under the Senior Documents together with all Ancillary Liabilities relating thereto (including, without limitation, interest accruing after (as well as before) the commencement of a bankruptcy proceeding by or against any U.S. Intercreditor Obligor under U.S. law, whether or not a claim for such interest is an allowed claim in such proceeding).

         "STANDSTILL PERIOD" has the meaning given to it in Clause 17.3 (ENFORCEMENT BY MEZZANINE LENDERS).

         "STOP EVENT" means:

         (a) a notice has been issued in respect of all Outstandings, under paragraphs (b) and (e) of Clause 24.15 (ACCELERATION) of the Senior Credit Agreement, and such notice has not been withdrawn;

         (b) a Senior Event of Default has occurred and is continuing under Clause 24.1 (NON-PAYMENT) of the Senior Credit Agreement in an amount exceeding EUR150,000 (or its equivalent); or

         (c) a Senior Event of Default has occurred and is continuing as a result of a breach of Clause 22.2 (FINANCIAL CONDITION) of the Senior Credit Agreement.

         "STOP NOTICE" means a written notice served by the Senior Agent on the Mezzanine Agent and the Obligor's Agent under Clause 12.1 (STOP NOTICES).

         "TRANSACTION SECURITY" means the existing and future Security granted pursuant to the Security Documents or otherwise in respect of the Senior Liabilities and/or Mezzanine Liabilities.

         "TRANSFER CERTIFICATE" has the meaning given to such term in the Senior Credit Agreement and/or the Mezzanine Facility Agreement.

         "TRUST PROPERTY" means:

         (a) the assets secured by, and the rights and powers given under and pursuant to the Security Documents including the covenants given in respect of the obligations under the Security Documents;

         (b) all assets, rights, powers, guarantees, encumbrances or money at any time transferred, paid to or vested in the Security Trustee as additions to the Trust Property;

         (c) all investments, property or money at any time representing the Trust Property or any part thereof, including all income and other sums at any time received or receivable by the Security Trustee in respect of the Trust Property (or any part thereof); and

         (d)   all rights under the Subordination Agreements.

         "US INTERCREDITOR OBLIGOR" means an Intercreditor Obligor whose Relevant Jurisdiction is a state of the United States of America or the District of Columbia.

1.2 Unless the context or the express provisions of this Deed otherwise require:

         1.2.1 words importing the singular shall include the plural and vice versa;

         1.2.2 references herein to an Act of Parliament or to any particular Act of Parliament shall include any modification, extension or re-enactment thereof for the time being in force and shall also include all instruments, orders, plans, regulations, permissions and directions at any time deriving validity therefrom;

         1.2.3 references herein to all or any documents shall be construed as references to those documents as the same may have been or may be from time to time amended, supplemented or novated in accordance with their terms and, if appropriate, the terms of this Deed;

         1.2.4 any reference herein to a person shall include any person, firm, company, corporation, government, state or agency of a state or any association, trust fund or other entity or partnership (whether or not having separate legal personality) of two or more of the foregoing, or unincorporated association;

         1.2.5 any obligation of an Intercreditor Obligor or any Intra-Group Lender herein to do something shall include an obligation to procure the same to be done and any obligation not to do something shall include an obligation not knowingly to permit, suffer or allow the same;

         1.2.6    headings shall be ignored for the purposes of interpretation;

         1.2.7 references herein to a party, shall be construed so as to include their respective successors in title, transferees and assigns and (where applicable) to any replacement or additional trustee or agent as permitted by and in accordance with the document governing the rights and obligations of such party and subject to the applicable terms hereof;

         1.2.8 references to a "CLAUSE", "SUB-CLAUSE" OR "SCHEDULE" SHALL, subject to any contrary indication, be construed as a reference to a clause or sub-clause hereof or schedule hereto; and

         1.2.9 "FULLY PAID", "PAYMENT IN FULL", "PAID IN FULL", "DISCHARGED" OR "SATISFIED", as used with respect to the Liabilities, means the receipt of cash equal to the full amount of the Liabilities including, without limitation, the principal amount of the Liabilities, interest thereon (including post-petition interest whether or not a claim for such post-petition interest is an allowed claim) to the date of such payment and all other amounts, including, without limitation, fees, costs, expenses and indemnities, payable in connection therewith provided that any such cash that the Beneficiaries are required to return or disgorge (or disgore through compromise or settlement) shall not be deemed to have been paid to the Beneficiaries for the purposes of determining whether the Liabilities have been "fully paid", "paid in full", "discharged" or "satisfied".

1.3 Terms defined in the Senior Credit Agreement shall, unless otherwise defined herein, bear the same meaning herein.

1.4 For the purposes of Clause 16 (RESTRICTIONS ON ENFORCEMENT), Clause 17 (PERMITTED ENFORCEMENT), Clause 19 (ENFORCEMENT OF TRANSACTION SECURITY), Clause 20 (SALES BY SECURITY TRUSTEE) and Clause 34 (THE SECURITY TRUSTEE), Transaction Security and Security Documents shall both include rights under the Subordination Agreements.


2.       CONSENT TO THE FINANCE DOCUMENTS AND SECURITY DOCUMENTS

2.1      CONSENT TO THE FINANCE AND SECURITY DOCUMENTS

         Subject to the terms of this Deed and the Security Documents, each of the Senior Agent, the Senior Arrangers, the Senior Lenders, the Hedge Counterparties, the Mezzanine Agent, the Mezzanine Arrangers and the Mezzanine Lenders for all purposes hereby consents to the entering into and performance of the Finance Documents and the Security Documents by the parties thereto and to the giving by the Intercreditor Obligors of the Transaction Security so that such actions shall not constitute a default under or with respect to the Senior Liabilities, the Mezzanine Liabilities or the Hedging Liabilities.

3.       RANKING

3.1      RANKNG
         Each of the Senior Beneficiaries, the Mezzanine Beneficiaries and the Intra-Group Lenders hereby agrees and each of the Intercreditor Obligors and the Security Trustee acknowledges that:

         3.1.1 the Senior Liabilities (other than the Postponed Senior Liabilities), whether secured or unsecured but subject to Clause 8 (UNDERTAKINGS IN RESPECT OF THE SENIOR LIABILITIES), shall rank in priority to the Mezzanine Liabilities and the Intra-Group Liabilities;

         3.1.2 the Mezzanine Liabilities (other than the Postponed Mezzanine Liabilities), whether secured or unsecured but subject to Clause 6 (UNDERTAKINGS OF THE MEZZANINE BENEFICIARIES), shall rank in priority to the Postponed Senior Liabilities and the Intra-Group Liabilities;

         3.1.3 the Postponed Senior Liabilities, whether secured or unsecured, shall rank in priority to the Postponed Mezzanine Liabilities and the Intra-Group Liabilities; and

         3.1.4 the Postponed Mezzanine Liabilities, whether secured or unsecured, shall rank in priority to the Intra-Group Liabilities.

3.2      PRIORITIES NOT AFFECTED
         Save as otherwise provided herein (and, in particular, but without limitation, in Clause 8 (UNDERTAKINGS IN RESPECT OF THE SENIOR LIABILITIES)), the priorities referred to in Clause 3.1 (RANKING) will not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Senior Liabilities or, as the case may be, the Mezzanine Liabilities or by any intermediate reduction or increase in, amendment or variation to any of the Finance Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances.

3.3      EXECUTION AND REGISTRATION
         The provisions of Clause 3.1 (RANKING) shall apply notwithstanding the order in which or dates upon which the Finance Documents and this Deed are executed or any of them are registered or notice of them is given to any person.

3.4      APPLICATION OF PROCEEDS
         If under the terms of any of the Senior Documents the proceeds from any Excess Cash Flow, any disposal, sale, conveyance, transfer or assignment of assets, any Acquisition Recovery Proceeds or any proceeds from any insurance policy or an amount equal thereto or in each case any part thereof or an amount equal thereto are required to be applied in mandatory prepayment of the Senior Liabilities (other than the Postponed Senior Liabilities) then the prior written consent of the Mezzanine Agent shall not be required for such application and such proceeds or amounts equal thereto shall be applied in or towards payment of the Senior Liabilities (other than the Postponed Senior Liabilities) in accordance with the terms of the Senior Credit Agreement (without any obligation to apply such amounts in or towards payment of the Mezzanine Liabilities) and Clause 22 (APPROPRIATION).

3.5      INSOLVENCY OF A GERMAN INTERCREDITOR OBLIGOR
         The Mezzanine Beneficiaries and the Intra-Group Lenders shall, upon the request of the Security Trustee, register their claims in the insolvency of any German Intercreditor Obligor.


3.6      THE AUSTRIAN GUARANTOR
         Notwithstanding anything to the contrary contained herein or in any other Senior Document or Mezzanine Document, the liability of the Austrian Guarantor in its capacity as Guarantor shall at all times be limited to the effect that at no time shall the direct or indirect payment of any moneys or the realisation of any Security given by the Austrian Guarantor be required if this would violate mandatory Austrian provisions prohibiting the illegal repayment of capital (in particular, Sec. 82 seq. of the Austrian Acton Companies with Limited Liability -
         GmbH).

 4.      UNDERTAKINGS OF THE INTERCREDITOR OBLIGORS

         Each of the Intercreditor Obligors undertakes that (a) in respect of the Mezzanine Liabilities it will not until the Senior Discharge Date, unless the Majority Senior Lenders otherwise consent in writing, (b) in respect of the Postponed Senior Liabilities it will not until the Mezzanine Discharge Date, unless the Majority Mezzanine Lenders otherwise consent in writing, and (c) in respect of the Intra-Group Liabilities, it will not until the later of the Senior Discharge Date and the Mezzanine Discharge Date, unless the Majority Senior Lenders or, as the case may be, the Majority Mezzanine Lenders otherwise consent in writing and subject to Clause 17 (PERMITTED ENFORCEMENT):

         4.1.1 pay, repay, prepay, redeem, purchase or otherwise acquire any of the Mezzanine Liabilities or the Postponed Senior Liabilities save to the extent permitted or contemplated by Clause 10 (PERMITTED PAYMENTS);

         4.1.2 discharge any of the Mezzanine Liabilities or the Postponed Senior Liabilities by set-off, any right of combination of accounts or otherwise save to the extent permitted or contemplated by Clause 10 (PERMITTED PAYMENTS);

         4.1.3 pay, prepay, redeem, purchase or otherwise acquire any of the Intra-Group Liabilities save to the extent permitted or contemplated by Clause 10 (PERMITTED PAYMENTS);

         4.1.4 discharge any of the Intra-Group Liabilities by set-off, any right of combination of accounts or otherwise save to the extent permitted or contemplated by Clause 10 (PERMITTED PAYMENTS);

         4.1.5 create or permit to subsist any Security over any of its assets for, or any guarantee, indemnity or other assurance against financial loss in respect of, any of the Mezzanine Liabilities or the Postponed Senior Liabilities or the Intra. Group Liabilities except, in the case of the Mezzanine Liabilities and the Postponed Senior Liabilities only, the Transaction Security; or

         4.1.6 take or omit any action whereby the ranking or subordination contemplated by this Deed may be impaired.

5.       UNDERTAKINGS OF THE INTRA-GROUP LENDERS

         Each of the Intra-Group Lenders undertakes that it will not, unless the Majority Senior Lenders and the Majority Mezzanine Lenders or, after the Senior Discharge Date, the Majority Mezzanine Lenders otherwise consent (or direct) in writing:

         5.1.1 permit or require any Intra-Group Borrower to pay, repay, prepay, redeem, purchase, defease or otherwise acquire or satisfy in any manner the whole or any part of the Intra-Group Liabilities save to the extent permitted or contemplated by Clause 10 (PERMITTED PAYMENTS);

         5.1.2 save as set out herein or as provided by the provisions of the Senior Credit Agreement or the Mezzanine Facility Agreement, take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against financial loss in respect of the Intra-Group Liabilities;

         5.1.3 agree to any amendment, variation, waiver or supplement to any provision of the Intra-Group Documents except to the extent that such amendment, variation, waiver or supplement does not adversely affect the interests of the Senior Lenders and Mezzanine Lenders or the ranking and/or subordination arrangements provided for in this Deed;

         5.1.4 save to the extent permitted or contemplated by Clause 10 (PERMITTED PAYMENTS), discharge or seek to discharge all or any part of the Intra-Group Liabilities by set-off, any right of combination of accounts or otherwise; or

         5.1.5 take or omit any action whereby the ranking or subordination contemplated by this Deed may be impaired.

6.       UNDERTAKINGS OF THE MEZZANINE BENEFICIARIES

6.1      UNDERTAKINGS OF MEZZANINE BENEFICIARIES
         Each of the Mezzanine Beneficiaries undertakes that it will not prior to the Senior Discharge Date, unless the Majority Senior Lenders otherwise consent in writing and subject to Clause 17 (PERMITTED ENFORCEMENT):

         6.1.1 permit or require any Intercreditor Obligor to pay, repay, prepay, redeem, purchase or otherwise acquire any of the Mezzanine Liabilities save:

                  (a) to the extent permitted or contemplated by Clause 10 (PERMITTED PAYMENTS); or

                  (b) in respect of amounts received in accordance with Clause 22 (APPROPRIATION);

         6.1.2 (other than under Mezzanine Documents and the Transaction Security) take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against financial loss in respect of the Mezzanine Liabilities unless:

                  (a) first or at the same time there is conferred on the Senior Lenders and the Hedge Counterparties the benefit (ranking first in point of security) of such (or a substantially identical) Security, guarantee, indemnity or other assurance against financial loss in such manner and such form as the Senior Agent may require; or

                  (b) the Senior Agent shall have declined to take the benefit of such Security, guarantee, indemnity or other assurance against financial loss and shall have notified such decision to the Mezzanine Agent in writing, and in any event the Senior Agent shall have received a legal opinion in form and substance satisfactory to it stating that the Transaction Security and the ranking created hereby will not thereby be prejudiced;

         6.1.3    agree to any Material Variation to the Mezzanine Documents;

         6.1.4 agree to any Material Covenant Amendments in respect of the Mezzanine Documents;

         6.1.5 discharge or seek to discharge all or any part of the Mezzanine Liabilities by set-off, any right of combination of accounts or otherwise save to the extent (a) the same occurs automatically by operation of law under any applicable law or
                  (b) as permitted by sub-clause 6.1.1; or

         6.1.6 take or omit any action whereby the ranking or subordination contemplated by this Deed may be impaired.

 6.2     POSTPONEMENT OF MEZZANINE LIABILITIES
         Each of the Mezzanine Beneficiaries agrees with each Senior Beneficiary that, unless the Majority Senior Lenders otherwise consent in writing:

         6.2.1 if any of the Mezzanine Beneficiaries agree or consent to any Material Variation to the Mezzanine Documents; and

         6.2.2 such a Material Variation results in either an increase in the amount of the Mezzanine Liabilities or an extension of the date on which the Mezzanine Outstandings are to be repaid,

         the amount of either the increase of the Mezzanine Liabilities or, as the case may be, the amount of the Mezzanine Outstandings with such an extended repayment date will rank, for all purposes of this Deed and the Security Documents, behind the Postponed Senior Liabilities.

7.       ACCESSION AND UNDERTAKINGS OF HEDGE COUNTERPARTIES

7.1      ACCESSION OF HEDGE COUNTERPARTY
         If there are no Original Hedge Counterparties then the provisions of this Deed relating to Hedge Counterparties will not come into effect until such time as a Senior Lender, Approved Affiliate Bank or other person approved by the Senior Agent and Mezzanine Agent enters into a Hedging Agreement and has either executed a Transfer Certificate in relation to the Senior Credit Agreement, or executes and delivers to the Security Trustee a Deed of Accession, undertaking to be bound by all the provisions of this Deed, together with copies of the Hedging Agreements entered into by it. No Senior Lender, Approved Affiliate Bank or other person approved by the Senior Agent and Mezzanine Agent will be entitled to share in any of the Transaction Security in respect of the Hedging Liabilities unless and until it is party to this Intercreditor Deed either by executing a Transfer Certificate in relation to the Senior Credit Agreement or has executed and delivered to the Security Trustee a Deed of Accession. Forthwith upon executing a Transfer Certificate in relation to the Senior Credit Agreement or executing and delivering a Deed of Accession to the Security Trustee a Hedge Counterparty will acquire all its rights and assume all its obligations under this Deed. Notwithstanding the foregoing, no person may become a Hedge Counterparty unless it is a Senior Lender, Approved Affiliate Bank or is approved by the Senior Agent and the Mezzanine Agent (acting reasonably).

7.2      UNDERTAKINGS OF HEDGE COUNTERPARTIES
         Until the Senior Discharge Date, except as the Majority Senior Lenders have previously consented in writing, no Hedge Counterparty will:

        7.2.1 demand (other than as may be necessary in order to exercise any right to terminate or close out any hedging transaction as provided in and permitted under sub-clause 7.2.2) or receive payment, prepayment or repayment of, or any distribution in respect of or on account of, any of the Hedging Liabilities in cash or in kind or apply any money or property in or towards the discharge of any Hedging Liabilities except:

                  (a) for scheduled payments arising under the original terms of the Hedging Agreements (without regard to any amendment made after the date of those Hedging Agreements other than those permitted by the terms of this Deed); and/or

                  (b) for the proceeds of enforcement of the Transaction Security received and applied in the order permitted by Clause 22 (Appropriation);

         7.2.2 exercise any right it might otherwise have pursuant to any Hedging Agreement to terminate or close out any hedging transactions under such Hedging Agreement or to refuse to make any payment due from it thereunder until either (a) the Senior Agent serves a Senior Acceleration Notice and/or (b) a default on a payment due under a Hedging Agreement, after allowing for any required, notice and any applicable grace period, continues for more than ten Business Days after notice of such default has been given by the relevant Hedge Counterparty to the Senior Agent;

         7.2.3 discharge all or any part of the Hedging Liabilities by set-off, any right of combination of accounts or otherwise except if and to the extent that those Hedging Liabilities are permitted to be paid under sub-clause 7.2.1; or

         7.2.4 take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against financial loss in respect of the Hedging Liabilities other than under the original terms of the relevant Hedging Agreements, the Senior Credit Agreement, the Mezzanine Facility Agreement, the Transaction Security or any other Security, guarantee, indemnity or other assurance against financial loss granted for the full benefit of the Senior Beneficiaries and the Mezzanine Beneficiaries in accordance with the ranking specified in this Deed.

7.3      TWO WAY PAYMENTS
         Each Intercreditor Obligor and each Hedge Counterparty agrees that:

         7.3.1 any Hedging Agreement to which it is at any time party governing the terms of a hedging transaction will provide for "two-way payments" in the event of a termination of that hedging transaction entered into under such Hedging Agreement whether upon a Termination Event or an Event of Default (each as defined therein), meaning that the defaulting party under that Hedging Agreement will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions affected under the Hedging Agreement is in its favour;

        7.3.2 if on termination of any hedging transaction under any Hedging Agreement to which it is a party a settlement amount or other amount falls due from the Hedge Counterparty to any Intercreditor Obligor then, if the Transaction Security has become enforceable, that amount shall be paid by such Hedge Counterparty to the Security Trustee and treated as proceeds of enforcement of the Transaction Security for application in the order prescribed in this Deed;

        7.3.3 the Hedge Counterparty, unless the Majority Senior Lenders otherwise agree or require, will promptly (and in any event within 5 business days of the relevant event) exercise any rights it may have to terminate the hedging transactions under the Hedging Agreements after the Senior Agent serves a Senior Acceleration Notice; and

        7.3.4 if the Senior Discharge Date would have occurred but for the fact that Hedging Liabilities only remain outstanding, the Mezzanine Agent acting on the instructions of the Majority Mezzanine Lenders may by notice to the Obligors' Agent direct the Obligors' Agent to terminate or procure the termination of all outstanding hedging transactions under the Hedging Agreements in relation to any Hedge Counterparty if that Hedge Counterparty is requiring any Mezzanine Lender to refrain from taking any step which, but for the provisions of this Deed it would not have been prevented from taking.

7.4     APPROVED AFFILIATE BANK
        To the extent that any Hedge Counterparty is not a Senior Lender, then the Senior Lender to which the Approved Affiliate Bank is affiliated shall procure that such Approved Affiliate Bank complies with the obligations of a Hedge Counterparty as set out in Clause 7.3 (TWO WAY PAYMENTS).

7.5     HEDGING AGREEMENTS
        Each Hedge Counterparty will provide the Security Trustee with copies of all documents constituting the Hedging Agreements as soon as reasonably practicable.

7.6     CHANGES TO HEDGING AGREEMENTS
        Except as the Majority Senior Lenders and the Majority Mezzanine Lenders have previously consented in writing prior to the Senior Discharge Date, and thereafter except as the Majority Mezzanine Lenders have previously consented in writing, no Intercreditor Obligor or Hedge Counterparty will amend, vary, supplement or allow to be superseded any provision of the Hedging Agreements which would result in:

        7.6.1 any provision in the Hedging Agreements being amended unless the Hedge Counterparty concerned acting reasonably and in good faith certifies that it considers such amendment does not impose restrictions or obligations or conditions on any Intercreditor Obligor which are more onerous than those originally provided for in the Hedging Agreements;

        7.6.2 any payment under the Hedging Agreements being required to be made by an Intercreditor Obligor earlier than the date originally provided for in the Hedging Agreements; or

        7.6.3 any Intercreditor Obligor becoming liable to make an additional payment (or increase an existing payment) under any of the Hedging Agreements which liability does not arise from the original provisions of the Hedging Agreements.

8.      UNDERTAKINGS IN RESPECT OF THE SENIOR LIABILITIES

8.1     MATERIAL COVENANT AMENDMENTS
        Each of the Senior Beneficiaries and each Intercreditor Obligor undertakes that it will not, unless the Majority Mezzanine Lenders otherwise consent in writing, agree to any Material Covenant Amendments in respect of the Senior Documents.

8.2     MATERIAL VARIATIONS

        8.2.1 Subject to sub-clause 8.2.2, each of the Senior Beneficiaries agrees with each Mezzanine Beneficiary that, unless the Majority Mezzanine Lenders otherwise consent in writing:

                  (a) if any of the Senior Beneficiaries agree or consent to any Material Variation to the Senior Documents; and

                  (b) such a Material Variation results in either an increase in the amount of the Senior Liabilities or an extension of the date on which any Outstandings under the Senior Credit Agreement are to be repaid, the amount of either the increase of the Senior Liabilities or, as the case may be, the amount of Outstandings under the Senior Facility with such an extended repayment date will rank, for all purposes of this Deed and the Security Documents, behind the Mezzanine Liabilities.

        8.2.2 Notwithstanding anything herein to the contrary, the Senior Beneficiaries shall be permitted at any time (and will still preserve their priority over the Mezzanine Liabilities in respect thereof) to:

                  (a) increase the amount of Outstandings under the Senior Credit Agreement (including without limitation, in excess of the Total Commitments as originally provided in the Senior Credit Agreement) by, in aggregate, an amount of up to EUR200,000,000 or its equivalent (the "SENIOR HEADROOM"); and

                  (b) extend the date on which any Outstandings under the Senior Credit Agreement are to be repaid PROVIDED THAT
                        (i) such an extension is for a period of no longer than 12 months, (ii) such an extension does not extend beyond the Mezzanine Final Maturity Date and (iii) the amount, in aggregate of Outstandings so extended is no greater than the Senior Headroom.

8.3     UNDERTAKINGS OF SENIOR BENEFICIARIES
        Each of the Senior Beneficiaries undertakes that it will not prior to the Mezzanine Discharge Date, unless the Mezzanine Agent acting on the instructions of the Majority Mezzanine Lenders otherwise consents in writing:

        8.3.1 permit or require any Intercreditor Obligor to pay, repay, prepay, redeem, purchase or otherwise acquire any of the Postponed Senior Liabilities, save in respect of amounts received in accordance with Clause 22 (APPROPRIATION);

        8.3.2 (other than under the Finance Documents and the Transaction Security) take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against financial loss in respect of the Postponed Senior Liabilities unless:

                  (a) first or at the same time there is conferred on the Mezzanine Lenders the benefit (ranking first in point of security) of such (or a substantially identical) Security, guarantee, inderrinity or other assurance against financial loss in such manner and such form as the Mezzanine Agent may require; or

                  (b) the Mezzanine Agent shall have declined to take the benefit of such Security, guarantee, indemnity or other assurance against financial loss and the Mezzanine Agent shall have notified such decision to the Senior Agent in writing, and, in any event, the Mezzanine Agent shall have received a legal opinion in form and substance satisfactory to it stating that the Transaction Security and the ranking created hereby will not thereby be prejudiced;

        8.3.3 discharge or seek to discharge all or any part of the Postponed Senior Liabilities by set-off, any right of combination of accounts or otherwise save to the extent (a) the same occurs automatically by operation of law under any applicable law or (b) as permitted by sub-clause 8.3.1; or

        8.3.4 take or omit any action whereby the ranking contemplated of the Postponed Senior Liabilities by this Deed may be impaired,

        PROVIDED THAT nothing in this Clause 8.3 shall prevent any enforcement of the Security Documents by or on behalf of the Senior Agent and/or the Senior Lenders at any time before the Senior Discharge Date.

9.      CONSENTS AND ENTRENCHED PROVISIONS

9.1     CONSENTS AND ENTRENCHED PROVISIONS
        If the Senior Agent, the Senior Lenders or Majority Senior Lenders or, after the Senior Discharge Date, the Mezzanine Agent, the Mezzanine Lenders or Majority Mezzanine Lenders at the request of any Intercreditor Obligor:

        9.1.1 grants any consent, release, approval or waiver to any Intercreditor Obligor pursuant to the terms of any of the Finance Documents;

        9.1.2 makes any determination under, or agrees any amendment, supplement or novation to, any of the Finance Documents; or

        9.1.3 waives any Senior Event of Default or, after the Senior Discharge Date, any Mezzanine Event of Default,

        then the Intra-Group Lenders shall (a) be deemed to have given or made, at the same time, a corresponding consent, release, approval, determination, amendment, supplement, novation or waiver, in each case in equivalent terms, for the purposes of the Intra-Group Documents to which they are party, (b) not be permitted to object to any such action by the Senior Agent, the Senior Lenders or Majority Senior Lenders (or the Mezzanine Agent, the Mezzanine Lenders or Majority Mezzanine Lenders), or any Intercreditor Obligor or other Group Entity doing anything in accordance with such action, by virtue of anything in the Intra-Group Documents and (c) do all such things and execute or procure the execution of all such documents as the Senior Agent (or the Mezzanine Agent) may require to give effect to the terms of this Clause 9.

9.2     NO LIABILITY
        None of the Beneficiaries shall be liable for any consent, release, approval, determination, amendment, supplement, novation or waiver or other action given or taken under Clause 9.1 (CONSENTS AND ENTRENCHED PROVISIONS) to any of the Intra-Group Lenders or any other person.

10.     PERMITTED PAYMENTS

        Subject to Clause 12 (SUSPENSION OF PERMITTED PAYMENTS) and Clause 14 (DISTRIBUTIONS):

        10.11 any Mezzanine Borrower may pay a Mezzanine Liability and the Mezzanine Beneficiaries may receive payment of a Mezzanine Liability if:

                  (a) it is paid (directly or indirectly) out of the proceeds of the High Yield Notes or out of the proceeds of a Direct Mezzanine Refinancing (in accordance with the provisions of the Senior Credit Agreement);

                  (b) such payment is made by way of a release of a Mezzanine Liability in return for the issue of Exchange Notes in accordance with the Mezzanine Facility Agreement;

                  (c) it is a payment or receipt of interest (excluding any interest capitalised but including default interest and any interest compounded under the terms of the Mezzanine Documents); or

                  (d) it is an amount payable under Clauses 11 (FEES), 16 (COSTS AND EXPENSES), 13 (INCREASED COSTS), 7.1 (ILLEGALITY) or 7.12 (RIGHT OF REPAYMENT AND CANCELLATION IN RELATION TO A SINGLE MEZZANINE LENDER) of the Mezzanine Facility Agreement each in accordance with the terms of the Mezzanine Documents as at the date hereof or as amended without breaching Clause 6 (UNDERTAKINGS OF THE MEZZANINE BENEFICIARIES);

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        10.1.2    any Intercreditor Obligor may accept a transfer of, and any
                  Intercreditor Obligor may transfer any Mezzanine Liability if and to the extent provided for in the Mezzanine Facility Agreement;

        10.1.3 prior to the occurrence of any Enforcement Event which is Continuing, any Intra-Group Borrowers may pay an Intra-Group Liability and an Intra-Group Lender may receive payment of an Intra-Group Liability; and

        10.1.4 the Senior Agent acting on the instructions of the Majority Senior Lenders and (after the Senior Discharge Date or, if earlier, at such time as the Mezzanine Lenders are then entitled to enforce in accordance with Clause 17 (PERMITTED ENFORCEMENT)) the Mezzanine Agent acting on the instructions of the Majority Mezzanine Lenders may direct (following service of a notice under Clause 24.15(a), (b), (c) and/or (e) (ACCELERATION) of the Senior Credit Agreement or (as the case may be) Clause 22.14(a), (b) and/or (c) (ACCELERATION) of the Mezzanine Facility Agreement) that an Intra-Group Lender demand repayment, in part or full, of any Intra-Group Liability,

        PROVIDED THAT it is expressly agreed as between the Intercreditor Obligors and the Lenders that the obligation to make any payment under the Mezzanine Documents or the Intra-Group Documents not permitted to be paid under this Deed shall continue and that default interest shall accrue thereon in accordance with the provisions of the Mezzanine Documents or, as the case may be, the Intra-Group Documents (as each is in force at the date hereof or as amended without breaching this Deed) and the fact that non-payment of any amount due under the Mezzanine Documents has arisen as a result of Clause 12 (SUSPENSION OF PERMITTED PAYMENTS) shall not prevent a Mezzanine Event of Default from occurring.

11.      TURNOVER

11.1    SENIOR BENEFICIARIES
        If, whilst the Mezzanine Liabilities are or may be outstanding, any Senior Beneficiary receives a payment or distribution in cash or in kind of, or on account of, any Postponed Senior Liabilities, the receiving Senior Beneficiary will forthwith pay any and all such amounts, less any costs, liabilities and expenses reasonably incurred by it in connection with its receipt of such payment, to the Security Trustee who shall hold such on trust for application in accordance with Clause 22 (APPROPRIATION).

11.2    MEZZANINE BENEFICIARIES AND INTRA-GROUP LENDERS
        If, whilst the Senior Liabilities are or may be outstanding:

         11.2.1 any Mezzanine Beneficiary or Intra-Group Lender receives a payment or distribution in cash or in kind of, or on account of, any of the Mezzanine Liabilities or, as the case may be, Intra-Group Liabilities not permitted by Clause 6.1.1 (UNDERTAKINGS OF MEZZANINE BENEFICIARIES), or Clause 10 (PERMITTED PAYMENTS) or made in accordance with Clause 22 (APPROPRIATION);

        11.2.2 any Mezzanine Lender receives the proceeds of any enforcement of any Transaction Security otherwise than in the order set out in Clause 22 (APPROPRIATION); or

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        11.2.3   any Intercreditor Obligor or any Group Entity or its estate or any liquidator, receiver or like officer consequent upon its winding-up makes any payment or distribution in cash or in kind on account of the purchase or other acquisition of any of the Mezzanine Liabilities or Intra-Group Liabilities,

        the receiving Mezzanine Beneficiary or Intra-Group Lender (as the case may be) will (save to the extent it is prohibited from doing so by applicable law) forthwith pay any and all such amounts less (in the case of a Mezzanine Beneficiary) any costs, liabilities and expenses reasonably incurred by it in connection with its receipt of such payment, distribution, proceeds or other discharge to the Security Trustee, who shall hold such on trust for application in accordance with Clause 22 (APPROPRIATION) PROVIDED THAT, in the case of the Mezzanine
        Beneficiaries:

        (a) the receiving Mezzanine Beneficiary shall only pay such an amount determined by the Senior Agent to be equal to the lesser of:

                  (i) the outstanding aggregate unrecovered balance of the Senior Liabilities; and

                  (ii) the amount of such payment, distribution, proceeds, or other discharge; and

        (b) no Mezzanine Lender shall be required to pay any amount to the Security Trustee on or after the Senior Discharge Date other than Mezzanine Liabilities referred to in sub-clause 22.1.4 of Clause 22.1 (ORDER OF APPLICATION).

11.3    PROTECTION OF BENEFICIARIES

        If a Beneficiary is obliged to pay any amount to the Security Trustee in accordance with this Clause 11 (TURNOVER):

        11.3.1 each Intercreditor Obligor shall indemnify that Beneficiary upon demand (to the extent of its liability for the relevant Postponed Senior Liabilities or Mezzanine Liabilities) for any costs, liabilities and expenses incurred by such a Beneficiary as a result of it having to make such a payment; and

        11.3.2 the relevant Intra-Group Liabilities, Postponed Senior Liabilities or, as the case may be, Mezzanine Liabilities in respect of which that Beneficiary received a payment or distribution will be deemed not to have been reduced or discharged in any way or to any extent by the relevant payment, distribution, proceeds or other discharge.

12.     SUSPENSION OF PERMITTED PAYMENTS

12.1    STOP NOTICES
        Any Intercreditor Obligor may make any payment in respect of the Mezzanine Liabilities permitted by Clause 10 (PERMITTED PAYMENTS) on the relevant payment date if, immediately prior to such payment being made, no Stop Notice has been issued to the Mezzanine Agent and copied to the Obligor's Agent in accordance with Clause 12.2 (RIGHT TO ISSUE A STOP NOTICE) or if a Stop Notice has been so issued, it has ceased to have effect under Clause 12.3 (DURATION OF EFFECT OF STOP NOTICE) provided that issuing the

                                       -22-
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        Stop Notice shall not prevent any payment or transfer permitted pursuant to Clauses 10.1.1(a) or 10.1.2.

12.2    RIGHT TO ISSUE A STOP NOTICE
        The Senior Agent, acting on the instructions of the Majority Senior Lenders, shall be entitled to issue a Stop Notice to the Mezzanine Agent with a copy being sent to the Obligor's Agent only if a Stop Event has occurred and is continuing unremedied and unwaived PROVIDED THAT:

        12.2.1 no Stop Notice may be served by the Senior Agent in reliance on a particular Senior Event of Default which would constitute a Stop Event more than six months (or four months in respect of a Senior Event of Default arising pursuant to Clause 22.2 (FINANCIAL CONDITION) of the Senior Credit Agreement) after the Senior Agent receives notice in writing from any Intercreditor Obligor, Senior Lender, the Mezzanine Agent or any Mezzanine Lender specifying the occurrence constituting that Senior Event of Default and specifying that it constitutes a Senior Event of Default under the Senior Credit Agreement; and

         12.2.2   if:

                  (a) at the time the Senior Agent wishes to serve a Stop Notice (an "INTENDED STOP NOTICE") in reliance on any Stop Event(s) less than 360 days has elapsed since the service of the most recently preceding Stop Notice (the "PRIOR STOP NOTICE"); and

                  (b) the Stop Event(s) to be relied upon in relation to the Intended Stop Notice are the same or substantially the same as (or a direct or indirect result of) a Stop Event which was in existence at the time of the Prior Stop Notice (the "RELEVANT EVENT(S)"), the Senior Agent may only serve the Intended Stop Notice if the Relevant Event(s) to be relied upon in respect of the Intended Stop Notice had been cured or waived or complied with for at least 180 days prior to the date of service of the Intended Stop Notice.

12.3    DURATION OF EFFECT OF A STOP NOTICE
        A Stop Notice will cease to have effect on the earlier of:

        12.3.1 the date 150 days after receipt by the Mezzanine Agent of the Stop Notice or, if any Standstill Period is current at any time during such 150 day period, the expiry of such Standstill Period (if earlier);

        12.3.2 the date on which the circumstances specified in the relevant Stop Notice have been cured or waived by the Majority Senior Lenders in writing or have ceased to be continuing (and for this purpose only, in the case of a Stop Event under paragraph
                  (c) of the definition thereof, the breach will be treated as having ceased to be continuing from the time upon which any financial statements or accounts delivered to the Senior Agent under Clause 21 (INFORMATION UNDERTAKINGS) of the Senior Credit Agreement together with the relevant

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                  Compliance Certificate establish compliance with Clause 22.2
                  (FINANCIAL CONDITION) of the Senior Credit Agreement);

        12.3.3 the date on which the Senior Agent, acting on the instructions of the Majority Senior Lenders, by notice in writing to the Mezzanine Agent, cancels the Stop Notice; and

         12.3.4   the Senior Discharge Date.

12.4    NOTIFICATION
        The Senior Agent shall promptly notify the Mezzanine Agent that a Stop Event has been waived or cured and shall send a copy of such notification to the Obligor's Agent.

12.5    FEES
        None of the provisions of this Clause 12 shall prevent the payment to the Mezzanine Beneficiaries of any fees payable in accordance with Clause 11 (FEES) of the Mezzanine Facility Agreement.

12.6    PARTIAL PAYMENTS
        Any Borrower may make a permitted payment pursuant to Clause 10 (PERMITTED PAYMENTS) which would otherwise be blocked by this Clause 12 to the extent that, by reduction of the amount of such permitted payment, this Clause 12 can be complied with and the Mezzanine Agent may by notice to such Borrower (and the Security Trustee) elect to receive part only of a permitted payment for such purpose.

13.     SUBORDINATION

13.1    SENIOR EVENT OF DEFAULT
        After service of a Senior Acceleration Notice (which is not withdrawn or cancelled) in respect of all amounts outstanding under the Senior Credit Agreement, notwithstanding the terms of the Finance Documents it is agreed that:

        13.1.1    all amounts payable under the Finance Documents;

        13.1.2    all proceeds of enforcement of the Transaction Security; and

        13.1.3 any payment or distribution of any kind or character, whether in cash, securities or other property which is payable or deliverable upon or with respect to the Senior Liabilities, the Mezzanine Liabilities or the Intra-Group Liabilities or any part thereof by any Intercreditor Obligor or its estate or any liquidator, receiver or like officer consequent upon its winding-up, shall forthwith be paid or delivered direct to the Security Trustee.

13.2    SUBORDINATION ON INSOLVENCY
        If:

        13.2.1 there occurs any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Intercreditor Obligor by reason of the liquidation, dissolution or other winding-up of any Intercreditor Obligor or its businesses or any sale,

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

                  receivership or insolvency proceeding or assignment for the benefit of creditors (or any analogous process in respect of any Intercreditor Obligor incorporated outside of England); or

        13.2.2 any Intercreditor Obligor goes into liquidation or becomes subject to any insolvency or rehabilitation proceeding, administration, or voluntary arrangement (or any analogous process in respect of any Intercreditor Obligor incorporated outside of England), then and in any such event, in relation to such Intercreditor Obligor,
        (a) the Mezzanine Liabilities (subject to Clause 8 (UNDERTAKINGS IN RESPECT OF THE SENIOR LIABILITIES)) shall be subordinated to the Senior Liabilities (other than the Postponed Senior Liabilities), (b) the Postponed Senior Liabilities (subject to Clause 6 (UNDERTAKINGS OF MEZZANINE BENEFICIARIES) shall be subordinated to the Mezzanine Liabilities and (c) the Intra-Group Liabilities shall be postponed and subordinated to the Senior Liabilities and the Mezzanine Liabilities.

13.3    US INTERCREDITOR OBLIGORS
        For the purposes of this Clause 13, the subordination of the Intra-Group Liabilities of a US Intercreditor Obligor means that:

        13.3.1 in any bankruptcy, insolvency, receivership or similar proceedings in which any US Intercreditor Obligor is a debtor, or any proceedings for voluntary liquidation, dissolution or winding up of such US Intercreditor Obligor (a "PROCEEDING"), the holders of the Liabilities ("PRIOR LIABILITIES") to which any other Liabilities ("JUNIOR LIABILITIES") are said to be "subordinate" shall be entitled to receive payment in full in cash of all principal of, interest on (including, without limitation, interest accruing after the commencement of such Proceeding, whether or not a claim for such interest is an allowed claim in such Proceeding) and other amounts payable in connection with, such Prior Liabilities before the holders of such Junior Liabilities are entitled to receive any payments or distribution (whether in cash, property or securities) on account of principal, interest or other amounts payable in connection with any such Junior Liabilities; and

        13.3.2 to that end the holders of the Prior Liabilities shall be entitled to receive for application (as provided in Clause 22 (APPROPRIATION)) in payment thereof any payment or distribution, whether in cash, property or securities, which may be payable or deliverable in any such Proceeding in respect of such Junior Liabilities, including any such payment or distribution which may be payable or deliverable by virtue of the provisions of any indebtedness which is subordinate and junior in right of payment to such Junior Liabilities.

14.     DISTRIBUTIONS

14.1    PAYMENT TO SECURITY TRUSTEE
        Any amounts paid or delivered to the Security Trustee shall be held by the Security Trustee pursuant to this Deed on trust for application in accordance with Clause 22 (APPROPRIATION).

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

14.2    RECEIPT OF AMOUNTS BY BENEFICIARIES
        If any amounts described in Clause 13.1 (SENIOR EVENT OF DEFAULT) are, following the service of a Senior Acceleration Notice, received by any of the Mezzanine Beneficiaries or the Intra-Group Lenders or the Senior Beneficiaries (in respect of the Postponed Senior Liabilities) or any person acting on their behalf with respect to the Mezzanine Liabilities, the Postponed Senior Liabilities or, as the case may be, the Intra-Group Liabilities or any part thereof:

        14.2.1 the relevant Mezzanine Beneficiary (or person acting on its behalf as aforesaid), the relevant Senior Beneficiary in respect of the Postponed Senior Liabilities (or person acting on its behalf as aforesaid) or, as the case may be, the relevant Intra-Group Lender (or person acting on its behalf as aforesaid) will (a) forthwith pay to the Security Trustee an amount equal to the amount received less (in the case of a Mezzanine Beneficiary or a Senior Beneficiary) any costs, liabilities and expenses reasonably incurred by it in connection with its receipt of such payment, to be held on trust by the Security Trustee and applied in accordance with the terms of Clause 22 (APPROPRIATION) and (b) pending such payment hold the same on trust for the Security Trustee;

        14.2.2 each Intercreditor Obligor shall indemnify any such Mezzanine Beneficiary or Senior Beneficiary upon demand (to the extent of its liability for the relevant Mezzanine Liabilities or Postponed Senior Liabilities) for any costs, liabilities and expenses incurred by such a Mezzanine Beneficiary or Senior Beneficiary as a result of it having to make such a payment; and

        14.2.3 the relevant Intra-Group Liabilities, Postponed Senior Liabilities or, as the case may be, Mezzanine Liabilities in respect of which that Beneficiary received such a payment will be deemed not to have been reduced or discharged in any way or to any extent by such a payment.

14.3    EQUIVALENT PAYMENT
        If the trust referred to in Clause 14.2 (RECEIPT OF AMOUNTS BY BENEFICIARIES) fails or cannot be given effect to, each Mezzanine Beneficiary will pay an amount equal to any such payment or distribution in respect of the Mezzanine Liabilities received by such Mezzanine Beneficiary, each Senior Beneficiary will pay an amount equal to any such payment or distribution in respect of the Postponed Senior Liabilities received by such Senior Beneficiary and the Intra-Group Lenders will pay an amount equal to such payment or distribution in respect of the Intra-Group Liabilities to the Security Trustee less (in the case of a Mezzanine Beneficiary or a Senior Beneficiary) any costs, liabilities and expenses reasonably incurred by it in connection with its receipt of such payment or distribution for application in accordance with Clause 22 (APPROPRIATION) and the relevant Mezzanine Liabilities, Postponed Senior Liabilities or, as the case may be, Intra Group Liabilities in respect of which that Beneficiary received such a payment or distribution will be deemed not to have been reduced or discharged in any way or to any extent by such a payment.

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

14.4    PAYMENT BY LIQUIDATOR
        The liquidator or other insolvency representative or trustee of any Intercreditor Obligor or its estate is authorised to apply any assets or moneys received by him in accordance with the terms of this Deed or as instructed by the Security Trustee acting in accordance with this Deed.

14.5    DISCHARGE OF LIABILITIES BY SET-OFF
        Save to the extent that the payment is a permitted payment hereunder, if any Mezzanine Liabilities, Postponed Senior Liabilities or Intra-Group Liabilities are discharged in whole or in part by a set-off:

        14.5.1 the relevant Mezzanine Beneficiary, Senior Beneficiary (in respect of the Postponed Senior Liabilities) or, as the case may be, Intra-Group Lender will (a) forthwith pay to the Security Trustee an amount equal to the amount of the Mezzanine Liabilities, Postponed Senior Liabilities or, as the case may be, Intra-Group Liabilities discharged by the set-off less (in the case of a Mezzanine Beneficiary or a Senior Beneficiary) any costs, liabilities and expenses reasonably incurred by it in connection with its receipt of such payment, to be held on trust by the Security Trustee and applied in accordance with the terms of Clause 22 (APPROPRIATION) and (b) pending such payment hold the same on trust for the Security Trustee;

        14.5.2 each Intercreditor Obligor shall indemnify any such Mezzanine Beneficiary or Senior Beneficiary upon demand (to the extent of its liability for the relevant Mezzanine Liabilities or Postponed Senior Liabilities) for any costs, liabilities and expenses incurred by such a Mezzanine Beneficiary or Senior Beneficiary as a result of it having to make such a payment; and

        14.5.3 the relevant Intra-Group Liabilities, Postponed Senior Liabilities or, as the case may be, Mezzanine Liabilities in respect of which that Beneficiary exercised such a right of set-off will be deemed not to have been reduced or discharged in any way or to any extent by such a right of set-off.

15.     FILING OF CLAIMS

15.1    FILING OF CLAIMS
        Each of the Senior Beneficiaries, the Mezzanine Beneficiaries and the Intra-Group Lenders irrevocably authorises and empowers the Security Trustee to demand, sue and prove for, collect and receive every payment or distribution referred to in Clause 13.1 (SENIOR EVENTS OF DEFAULT) in the circumstances contemplated by that Clause and give good receipt therefor and to file claims and take such other proceedings, in the Security Trustee's own name, the name of the relevant Senior Beneficiary, Mezzanine Beneficiary or, as the case may be, the Intra-Group Lenders or otherwise, as the Security Trustee may deem necessary or advisable for the enforcement of the provisions of this Deed or otherwise to ensure the payment of debts in accordance with the terms set out herein.

15.2    POWERS OF ATTORNEY
        15.2.1 The Senior Beneficiaries, the Mezzanine Beneficiaries and the Intra-Group Lenders will execute or procure the execution of and deliver to the Security


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

                  Trustee such powers of attorney, forms of proxy or representation as may reasonably be requested by the Security Trustee in order to enable the Security Trustee in the circumstances contemplated by Clause 13.2 (SUBORDINATION ON INSOLVENCY) to enforce any and all claims upon or with respect to the Liabilities or any part thereof and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Liabilities or any part thereof and to exercise all powers of convening meeting, voting and representation in respect to the Senior Liabilities, the Mezzanine Liabilities, the Postponed Senior Liabilities or the Intra-Group Liabilities in the circumstances contemplated by Clause 13.2 (SUBORDINATION ON INSOLVENCY) including, without limitation, voting for or against a plan of reorganisation, seeking or declining to seek adequate protection, and objecting or failing to object to any transaction or other occurrence which can only be taken upon notice and a hearing or otherwise is subject to the approval of or absence of objection from any one or more creditors under applicable bankruptcy law.

        15.2.2 Nothing in this Clause 15.2 will entitle the Security Trustee to exercise, or require the Senior Beneficiaries or the Mezzanine Beneficiaries to exercise, any rights, power of voting or representation to waive or amend any of the provisions of the Senior Credit Agreement or the Mezzanine Facility Agreement respectively or otherwise to waive, reduce, discharge, extend the due date for payment of or reschedule any of the Senior Liabilities or, as the case may be, the Mezzanine Liabilities.

15.3    PROOF IN LIQUIDATION
        Without prejudice to the foregoing provisions of this Clause 15 (FILING OF CLAIMS) or any other provision hereof, nothing in this Deed shall inhibit the Senior Beneficiaries, the Mezzanine Beneficiaries or, with the consent of the Security Trustee, the Intra-Group Lenders from claiming or proving in the liquidation of any Intercreditor Obligor for the amount of the Liabilities owing to them.

16.     RESTRICTIONS ON ENFORCEMENT

16.1    HEDGING LIABILITIES
        So long as any of the Senior Liabilities (other than the Hedging Liabilities) are or may be outstanding, the Hedge Counterparties shall not be entitled, unless the Majority Senior Lenders otherwise consent in writing:

        16.1.1 to accelerate or demand any of the Hedging Liabilities, unless at the same time, or prior to, such acceleration or demand the Senior Liabilities (other than the Hedging Liabilities) have been accelerated; or

        16.1.2 in any manner to enforce any Transaction Security or to require any other person to enforce the same; or

        16.1.3 to sue for or institute legal proceedings to recover all or any part of the Hedging Liabilities; or

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

        16.1.4 to petition or apply for or vote in favour of any resolution for the winding-up, dissolution, administration of or voluntary arrangement in relation to any of the Intercreditor Obligors.

16.2    MEZZANINE LIABILITIES
        Subject to either (a) such being permitted by Clause 17 (PERMITTED ENFORCEMENT) or (b) the Majority Senior Lenders consenting to such in writing, none of the Mezzanine Beneficiaries will (prior to the Senior Discharge Date) be entitled to require the Mezzanine Agent:

        16.2.1 otherwise than pursuant to Clause 7.1 (ILLEGALITY) of the Mezzanine Facility Agreement, accelerate any of the Mezzanine Liabilities or otherwise declare any of the Mezzanine Liabilities prematurely due and payable on or by reason of the occurrence of a Mezzanine Event of Default or any other circumstances howsoever described unless at the same time, or prior to, such acceleration, the Senior Liabilities (or any of them) have been accelerated or otherwise declared prematurely due and payable; or

        16.2.2 in any manner enforce any of the Transaction Security by sale, possession, appointment of a receiver or otherwise or to require any other person to enforce the same other than by appointment of an administrative receiver of any Intercreditor Obligor incorporated in England and Wales or similar officer of any Intercreditor Obligor appointed elsewhere, if the purpose of such appointment is to block the appointment in respect of such Intercreditor Obligor of an administrator (or similar officer in any other jurisdiction); or

        16.2.3 sue for or institute legal proceedings to recover all or any part of the Mezzanine Liabilities; or

        16.2.4 petition or apply or vote in favour of any resolution for the winding-up, dissolution, administration of or voluntary arrangement in relation to any of the Intercreditor Obligors,

        PROVIDED THAT, for the avoidance of doubt, the Mezzanine Beneficiaries shall be entitled to apply to a court for injunctive relief, an order for specific performance or a declaratory order on the interpretation of any of the Mezzanine Documents or take any analogous proceedings in jurisdictions outside of England and Wales.

16.3    INTRA-GROUP LIABILITIES
        Prior to the Senior Discharge Date and the Mezzanine Discharge Date, none of the IntraGroup Lenders shall be entitled to without the consent (or direction) of the Senior Agent (or, after the Senior Discharge Date, the consent of the Mezzanine Agent, acting on the instructions of the Majority Mezzanine Lenders):

        16.3.1    accelerate any of the Intra-Group Liabilities; or

        16.3.2 sue for or institute legal proceedings to recover all or any part of the Intra-Group Liabilities; or


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        16.3.3    petition or apply for or vote in favour of any resolution for the winding-up, dissolution, administration of or voluntary arrangement in relation to any of the Intercreditor Obligors; or

        16.3.4 claim or rank as a creditor in the insolvency, winding-up, bankruptcy or liquidation of any Intercreditor Obligor.

17.     PERMITTED ENFORCEMENT

17.1    ENFORCEMENT NOTICE
        Subject to Clause 17.4 (DEMANDS AGAINST GUARANTORS), if:

        17.1.1 any Mezzanine Event of Default occurs (otherwise than as a direct result of a breach by any Mezzanine Beneficiary of its obligations under the Mezzanine Documents) and is continuing; and

        17.1.2 the Mezzanine Agent certifies to the Senior Agent that such a Mezzanine Event of Default is material in the opinion of the Majority Mezzanine Lenders,

        the Mezzanine Agent may, by written notice (an "ENFORCEMENT NOTICE") to the Senior Agent specifying the Mezzanine Event of Default, inform the Senior Agent that the Mezzanine Beneficiaries wish to take Permitted Enforcement Action.

17.2    SENIOR LENDERS' FAILURE TO ENFORCE
        If:

        17.2.1 the Senior Agent (a) within 14 days of its receipt of an Enforcement Notice, informs the Mezzanine Agent that it proposes to instruct the Security Trustee to enforce the Transaction Security and (b) fails to so instruct the Security Trustee within 28 days of its receipt of such Enforcement Notice; or

        17.2.2 the Senior Agent does not respond to an Enforcement Notice within 14 days of its receipt of such,

        the Mezzanine Agent may instruct the Security Trustee to enforce the Transaction Security PROVIDED THAT, for the avoidance of doubt, no such instruction may be given unless a Mezzanine Enforcement Event has occurred which is Continuing.

17.3    ENFORCEMENT BY MEZZANINE LENDERS
        Subject to Clause 17.4 (DEMANDS AGAINST GUARANTORS), the Mezzanine Beneficiaries shall be able to take such Permitted Enforcement Action they deem appropriate, upon the expiry of the following relevant period (the "STANDSTILL PERIOD") after the Senior Agent's receipt of an Enforcement Notice:

        17.3.1 at least 90 days, in the case of a Mezzanine Event of Default relating to failure to pay any amount due under the Mezzanine Documents;

        17.3.2 at least 120 days, in the case of a Mezzanine Event of Default relating to failure to comply with the provisions of Clause
                  22.2 (FINANCIAL COVENANTS) of the Mezzanine Facility Agreement; or

        17.3.3 at least 150 days, in the case of any other Mezzanine Event of Default,


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                  PROVIDED THAT, in each case, the same Mezzanine Event
                  of Default referred to in such Enforcement Notice is continuing.

17.4    DEMANDS AGAINST GUARANTORS
        The Mezzanine Beneficiaries may not make any demand on or take any other action against any Intercreditor Obligor in relation to the Mezzanine Liabilities in circumstances which would otherwise be permitted by this Clause 17 (PERMITTED ENFORCEMENT) where the Security Trustee (or any receiver appointed pursuant to any of the Security Documents), acting on the instructions of the Majority Senior Lenders and in accordance with the terms hereof:

        17.4.1 confirms to the Mezzanine Agent in writing that it is enforcing, taking steps to enforce or has enforced any Transaction Security over the shares of such Guarantor or Intercreditor Obligor or over the shares of any holding company of such Guarantor or Intercreditor Obligor by selling or procuring the sale of all such shares which are subject to such Transaction Security; and

        17.4.2 has not subsequently notified the Mezzanine Agent to the contrary in writing (and, if applicable, the Security Trustee undertakes to notify or procure that any such receiver (or similar Officer in any jurisdiction) notifies the Mezzanine Agent promptly upon such enforcement being discontinued).

18.     PRESERVATION

        Each of the Senior Beneficiaries, the Mezzanine Beneficiaries and the Intra-Group Lenders agrees that the subordination effected hereby shall be in addition to and shall not prejudice or affect any Security or any right or remedy of the Senior Beneficiaries in respect of the Senior Liabilities or the Mezzanine Beneficiaries in respect of the Mezzanine Liabilities and each of the Senior Beneficiaries, the Mezzanine Beneficiaries and the Intra-Group Lenders hereby agrees that the obligations and liabilities of each of the Intercreditor Obligors, or any other party or parties, for or in respect of the Senior Liabilities and the Mezzanine Liabilities (subject to the agreement between the Senior Beneficiaries and the Mezzanine Beneficiaries contained in this
        Deed) may in whole or in part, be renewed, extended, amended, supplemented, novated, accelerated, compromised, terminated, sold, transferred, exchanged, waived or released and that all of the above shall be without impairing, abridging, diminishing, releasing or affecting the subordination of the Mezzanine Liabilities and the Intra-Group Liabilities to the Senior Liabilities (other than the Postponed Senior Liabilities) provided for herein and the Intra-Group Liabilities and the Postponed Senior Liabilities to the Mezzanine Liabilities provided for herein and the Intra-Group Liabilities to the Postponed Senior Liabilities provided for herein.

19.     ENFORCEMENT OF TRANSACTION SECURITY

19.1    SENIOR AGENT ENTITLED TO INSTRUCT
        Upon the occurrence of an Enforcement Event, the Senior Agent shall be entitled whilst such event is Continuing to instruct the Security Trustee to enforce the Transaction Security (including making demands in respect of Intra-Group Liabilities) and the Security Trustee shall be bound to do so in accordance with the terms of the Security


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        Documents. The Senior Agent agrees to notify the Mezzanine Agent in writing if it intends to instruct the Security Trustee to enforce the Transaction Security.

19.2    MEZZANINE AGENT ENTITLED TO INSTRUCT
        Upon the occurrence of an Enforcement Event, the Mezzanine Agent shall, after the Senior Discharge Date or if it is permitted to do so pursuant to Clause 17 (PERMITTED ENFORCEMENT), be entitled whilst such event is Continuing to instruct the Security Trustee to enforce the Transaction Security (including making demands in respect of Intra-Group Liabilities) and the Security Trustee shall be bound to do so in accordance with the terms of the Security Documents. If any Postponed Senior Liabilities exist, the Mezzanine Agent agrees to notify the Senior Agent in writing if it intends to instruct the Security Trustee to enforce the Transaction Security.

19.3    MANNER OF ENFORCEMENT
        Prior to the Senior Discharge Date, the Security Trustee will enforce the Transaction Security (including making demands in respect of Intra-Group Liabilities) pursuant to Clause 19.1 (SENIOR AGENT ENTITLED TO INSTRUCT) only on the instructions of the Senior Agent or, as the case may be, on the instructions of the Mezzanine Agent (acting on the instructions of the Majority Mezzanine Lenders) where the Mezzanine Agent instructs the Security Trustee to enforce the Transaction Security in accordance with Clause 17 (PERMITTED ENFORCEMENT). In relation to the manner of enforcement (apart from the decision or right to commence an enforcement, which shall be in accordance with the other provisions of this Deed) of the Security Documents, the Security Trustee will always act on the directions of the Senior Agent or, after the Senior Discharge Date or, where the Mezzanine Agent instructs the Security Trustee to enforce the Transaction Security in accordance with Clause 17 (PERMITTED ENFORCEMENT), the Mezzanine Agent. The Senior Agent or, after the Senior Discharge Date or where the Mezzanine Agent instructs the Security Trustee to enforce the Transaction Security in accordance with Clause 17 (PERMITTED ENFORCEMENT), the Mezzanine Agent is entitled to give such directions and do such other things in relation to the enforcement of the Transaction Security as they consider appropriate including (without limitation) determining the timing and manner of enforcement against any particular person or asset. Any partial enforcement of the Transaction Security will be considered to be an enforcement of the Transaction Security for the purposes of this Deed. The Security Trustee shall always have regard to the interests of the Mezzanine Beneficiaries on enforcement of the Transaction Security save where the interests of the Senior Beneficiaries would be adversely affected.

19.4    INSURANCE PROCEEDS
        The Mezzanine Beneficiaries waive (until the Senior Discharge Date), as against the Senior Beneficiaries any rights they may have of requiring that insurance proceeds be applied in reinstatement of any assets subject to the Transaction Security.

19.5    ENFORCEMENT AND THE INTERCREDITOR OBLIGORS
        The Intercreditor Obligors (except as expressly provided under the Senior Documents or the Mezzanine Documents) shall have no right to be consulted in relation to or object to any enforcement or other action by the Beneficiaries in accordance with the Finance Documents and, for the avoidance of doubt, none of the Beneficiaries shall incur any


                                      -32-

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        liability to any of the Intercreditor Obligors in relation to such action in the absence of fraud, gross negligence or wilful misconduct.

19.6    RELEASE OR SALE OF SUBORDINATED DEBT ON ENFORCEMENT
        In the event that, pursuant to an enforcement of the Transaction Security (whether in connection with a recapitalisation or otherwise), the Security Trustee wishes to dispose of the share capital of any company which the Security Trustee is entitled to dispose of at such time, to a bona fide third party for good consideration, the Security Trustee is authorised to execute, at or after the time of the disposal of such shares, on behalf of the Senior Beneficiaries and the Mezzanine Beneficiaries and the Intra Group Lenders a release of the relevant company or any of its Subsidiaries from all or any of the past, present and future liabilities (both actual and contingent) to all or any of such persons under the Senior Documents, the Mezzanine Documents, the Intra Group Documents or any other agreements or instruments under or by which any sums, liabilities or obligations to any Intra Group Lender are outstanding or evidenced and to release any Transaction Security granted by such company or any of its Subsidiaries over any of its assets (and the Senior Beneficiaries and the Mezzanine Beneficiaries and the Intra Group Lenders each undertake to execute such releases or other documents as may be necessary to give effect to the above mentioned releases) PROVIDED THAT in each such case the proceeds are to be applied in the manner provided for in this Deed and the Senior Credit Agreement and the Mezzanine Facility Agreement, and any such release may only be given after such proceeds have been so applied, and in the case of any principal amount outstanding under the Mezzanine Documents, such release is made at the same time or immediately after the irrevocable release of all principal amounts outstanding under the Senior Documents.

20.     SALES BY SECURITY TRUSTEE
        If:

        20.1.1 pursuant to an enforcement of any of the Transaction Security, the Security Trustee (on the instructions or with the consent, if prior to the Senior Discharge Date, of the Majority Senior Lenders or, if thereafter or where the Mezzanine Agent has instructed the Security Trustee to enforce the Transaction Security in accordance with Clause 17 (PERMITTED ENFORCEMENT), the Majority Mezzanine Lenders), sells or otherwise disposes of any assets to a bona fide third party for good consideration; or

        20.1.2 an Intercreditor Obligor sells or otherwise disposes of any assets at the request of the Security Trustee (on the instructions or with the consent of either (a) the Majority Senior Beneficiaries after a Senior Enforcement Event or (b) after the Senior Discharge Date or where the Mezzanine Agent (acting on the instructions of the Majority Mezzanine Lenders) has instructed the Security Trustee to enforce the Transaction Security in accordance with Clause 17 (PERMITTED ENFORCEMENT), the Majority Mezzanine Lenders, after a Mezzanine Enforcement Event), the Security Trustee is hereby authorised by each of the Senior Beneficiaries, and the Mezzanine Beneficiaries and the Intra Group Lenders to execute on behalf of itself and


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

        each such Senior Beneficiary and Mezzanine Beneficiary, without the need for any further referral to or authority from such Senior Beneficiary, Mezzanine Beneficiary or Intra Group Lender any release of the Transaction Security over that asset and, if such asset comprises all of the shares in the capital of any Intercreditor Obligor which is an Intercreditor Obligor under the Senior Documents or the Mezzanine Documents and the Intra Group Documents the Security Trustee is hereby further so authorised to execute on behalf of each Senior Beneficiary, each Mezzanine Beneficiary or each Intra Group Lender, without the need for any further referral to or authority from such Senior Beneficiary, Mezzanine Beneficiary or Intra Group Lender, a release of such Intercreditor Obligor from all past, present and future liabilities (both actual and contingent and including, without limitation, any liability to any other Intercreditor Obligor under the Senior Documents or the Mezzanine Documents or the Intra Group Documents by way of guarantee, contribution or indemnity) in its capacity as an Intercreditor Obligor and/or Intra. Group Borrower to release any Transaction Security granted by such Intercreditor Obligor over any of its assets (and the Senior Beneficiaries and the Mezzanine Beneficiaries and the Intra Group Lenders each undertake to execute such releases or other documents as may be necessary to give effect to the above mentioned releases) PROVIDED THAT in each such case the proceeds are to be applied in the manner provided for in this Deed and any such release may only be given after such proceeds have been so applied, and in the case of any principal amount outstanding under the Mezzanine Documents, such release is made at the same time or immediately after the irrevocable release of all principal amounts outstanding under the Senior Documents.

21.     PRIORITY OF TRANSACTION SECURITY

21.1    PRIORITY OF TRANSACTION SECURITY
        21.1.1 The Transaction Security will, to the extent that it secures Senior Liabilities (other than the Postponed Senior Liabilities) subject to Clause 8 (UNDERTAKINGS IN RESPECT OF SENIOR LIABILITIES):

                  (a) rank in all respects prior to Transaction Security conferred on the Mezzanine Beneficiaries, regardless of order or manner of registration, perfection, attachment, notice, execution or otherwise; and

                  (b) secure all the Senior Liabilities (other than the Postponed Senior Liabilities) in priority to the Mezzanine Liabilities, regardless of the date upon which the Senior Liabilities arise, regardless of whether a Senior Beneficiary is obliged to advance monies included in the Senior Liabilities, and regardless of any fluctuations in the amount of Senior Liabilities outstanding or any intermediate discharge of the Senior Liabilities in whole or in part.

        21.1.2 The Transaction Security will, to the extent that it secures Mezzanine Liabilities subject to Clause 6 (UNDERTAKINGS OF MEZZANINE BENEFICIARIES):

                  (a) rank in all respects prior to Transaction Security conferred on the Senior Beneficiaries in respect of the Postponed Senior Liabilities and


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

                         Transaction Security, regardless of order or manner of registration, perfection, attachment, notice, execution or otherwise; and

                  (b) secure all the Mezzanine Liabilities in priority to the Postponed Senior Liabilities, regardless of the date upon which the Mezzanine Liabilities arise, regardless of whether a Mezzanine Lender is obliged to advance monies included in the Mezzanine Liabilities, and regardless of any fluctuations in the amount of Mezzanine Liabilities outstanding or any intermediate discharge of the Mezzanine Liabilities in whole or in part.

21.2    BENEFICIARIES TO CO-OPERATE
        The Beneficiaries will take all reasonable steps to co-operate with the Security Trustee with a view to reflecting the priority of the Transaction Security in any register or with any filing or registration authority and in giving notice to insurers, debtors liable for receivables covered by the Transaction Security and other persons.

21.3    FURTHER ACTIONS TO EVIDENCE PRIORITY
        If the Senior Beneficiaries and/or the Mezzanine Beneficiaries take any collateral, additional or substituted Security for all or any part of the Senior Liabilities or the Mezzanine Liabilities respectively, the Senior Beneficiaries, the Mezzanine Beneficiaries and each of the Intercreditor Obligors respectively undertake to execute such documents and do such other acts or things as may be necessary to evidence the priority of such Security in the manner established by this Deed.

21.4    SECURITY EXISTING IN BREACH
        In the event of any of the Intercreditor Obligors, the Intra Group Lenders or the Mezzanine Lenders breaching the terms of sub-clauses
        4.1.5 of Clause 4 (UNDERTAKINGS OF THE INTERCREDITOR OBLIGORS), 5.1.2 of Clause 5 (UNDERTAKINGS OF THE INTER-GROUP LENDERS) or 6.1.2 of Clause
        6.1 (UNDERTAKINGS OF MEZZANINE BENEFICIARIES) (as applicable), the Security, guarantee, indemnity so granted or given shall be deemed to have been granted or given in favour of the Security Trustee to hold on the trusts created by this Deed.

22.     APPROPRIATION

22.1    ORDER OF APPLICATION
        All amounts received by the Security Trustee pursuant to any enforcement of the Security Documents or otherwise with respect to any of the Liabilities, after providing for all of its outgoings, costs, charges, expenses and liabilities incurred by or on behalf of the Security Trustee and any receiver, attorney or agent in connection with carrying out duties and exercising its powers and discretions under the Security Documents and any remuneration of the Security Trustee and every receiver under the Security Documents and for payments ranking in priority as a matter of law, shall be applied by the Security Trustee:

        22.1.1 FIRST in or towards payment of the Senior Liabilities other than the Postponed Senior Liabilities, including, without limitation, any amounts required by way of cash collateral in respect thereof, by payment (via the Senior Agent) in rateable proportions to the amounts then due to the Senior Beneficiaries;


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



         22.1.2 SECONDLY in or towards payment, subject to Clause 6 (UNDERTAKINGS OF THE MEZZANINE BENEFICIARIES), of the Mezzanine Liabilities other than the Postponed Mezzanine Liabilities, by payment (via the Mezzanine Agent) in rateable proportions to the amounts then due to the Mezzanine Beneficiaries;

         22.1.3 THIRDLY in or towards payment to the Senior Beneficiaries (via the Senior Agent) of any amounts outstanding in respect of the Postponed Senior Liabilities; and

         22.1.4 FOURTHLY in or towards payment to the Mezzanine Beneficiaries (via the Mezzanine Agent) of any amounts outstanding in respect of the Postponed Mezzanine Liabilities.

22.2    APPLICATION OF BALANCE
        Any balance shall be held by the Security Trustee and shall be subsequently applied in accordance with sub-clauses 22.1.1, 22.1.2,
        22.1.3 and 22.1.4 as and when relevant amounts become due and may be so applied. Any balance held by the Security Trustee on irrevocable discharge in full of the Senior Liabilities, including, without limitation, any amounts required by way of cash collateral in respect thereof, (as to which the Security Trustee shall be entitled to rely on a written certificate from the Senior Agent and the Hedge Counterparties (if any)) and the Mezzanine Liabilities (as to which the Security Trustee shall be entitled to rely on a written certificate from the Mezzanine Agent), shall (after providing for payments ranking in priority as a matter of law) be paid to the relevant Intercreditor Obligor or to such other person as may be entitled thereto.

23.     DISCHARGE OF SENIOR LIABILITIES

        On the Senior Discharge Date (notice of the occurrence of which will be given promptly in writing by the Senior Agent to the Mezzanine Agent), all the rights and obligations of the Senior Beneficiaries hereunder in respect of the Senior Liabilities (other than the Postponed Senior Liabilities) shall (to the extent that the Senior Beneficiaries are entitled to do so) automatically be assigned to and assumed by the Mezzanine Beneficiaries and thereafter references in this Deed to the Senior Agent shall be deemed to be references to the Mezzanine Agent unless the context otherwise requires.

24.     INTERCREDITOR OBLIGORS' ACKNOWLEDGEMENT

24.1    INTERCREDITOR OBLIGORS' ACKNOWLEDGEMENT
        Each of the Intercreditor Obligors recognises the undertakings and obligations to and on the parts of the Senior Beneficiaries and the Mezzanine Beneficiaries herein contained and:

        24.1.1 expressly authorises the Security Trustee to enforce the Transaction Security in the manner provided for herein;

        24.1.2 irrevocably waives any rights which each respectively or collectively may now or in the future have to challenge or have set aside any arrangement relating to:

                  (a) the placing of the proceeds of the enforcement of the Transaction Security in a suspense account; or


                                      -36-
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                  (b)      any other matter or thing regarding the order of
                           enforcement of the Transaction Security and the priority of the application of the proceeds of such enforcement; and

        24.1.3 confirms that it does not have any right to enforce any agreement, arrangement or understanding herein contained or to claim any right of estoppel in relation hereto.

 24.2   PRESERVATION OF MEZZANINE LIABILITIES
        Except where expressly provided in this Deed, nothing contained in this Deed is intended to or shall impair, as between any Intercreditor Obligor and the Mezzanine Beneficiaries, the obligations of any Intercreditor Obligor under the Mezzanine Documents, including, without limitation, the obligation of the Mezzanine Borrower to pay the Mezzanine Beneficiaries all of the relevant Mezzanine Liabilities. Each Intercreditor Obligor expressly acknowledges that no failure or delay by the Mezzanine Beneficiaries in exercising any of their respective rights in relation to a Mezzanine Event of Default as a result of the provisions of this Deed shall operate as a waiver or variation of its rights with respect thereto.

25.     DEFENCES

        The provisions of this Deed shall not be affected, impaired or revoked by any act, omission, transaction, limitation, matter, thing or circumstance whatsoever which but for this provision might operate to affect the priorities of any of the Transaction Security provided for herein including without limitation:

         25.1.1 any time, waiver or indulgence granted to any Intercreditor Obligor or any other person;

         25.1.2 the taking of any Security from any Intercreditor Obligor or any other person or the variation, compromise, renewal or release of, or the failure, refusal or neglect to take, perfect or enforce, any rights remedies or Security from or against any Intercreditor Obligor or any other person or all or any part of the Transaction Security or any other document;

         25.1.3 any legal limitation, disability, incapacity or other circumstances relating to any Intercreditor Obligor or any other person; or

         25.1.4 any amendment, supplement to or novation of any of the Finance Documents.

26.     DISCLOSURE

        Each of the Intercreditor Obligors hereby consents, so long as any of the Transaction Security shall remain subsisting, to the disclosure by any of the Beneficiaries to each other of such information concerning such Intercreditor Obligor to such extent as any Beneficiary shall see fit but in no event to any third party without the prior written consent of such Intercreditor Obligor except to the extent and in the manner permitted under the Senior Documents and the Mezzanine Documents.

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27.      REPAYMENTS

27.1     REPAYMENTS
         No payments, receipts or amounts in respect of set-off as described in Clauses 11 (TURNOVER), 14.2 (RECEIPT OF AMOUNTS BY BENEFICIARIES), 14.3 (EQUIVALENT PAYMENT) or 14.5 (DISCHARGE OF LIABILITIES BY SET-OFF) shall, as between any Intercreditor Obligor and its creditors, be deemed to constitute payment by any Intercreditor Obligor to any Beneficiary in respect of the Senior Liabilities or the Mezzanine Liabilities. Any amount paid by any Beneficiary under Clauses II (TURNOVER) or 14 (DISTRIBUTIONS) to the Security Trustee shall not constitute the discharge of the Liabilities to which such amounts relate save to the extent such Beneficiary receives any distribution in respect thereof pursuant to the provisions of Clause 22 (APPROPRIATION).

27.2     TRANSFERS OF SENIOR LIABILITIES
         If at any time and for so long as (a) the Mezzanine Beneficiaries are not entitled to receive payments pursuant to Clause 12 (SUSPENSION OF PERMITTED PAYMENTS) or (b) a Senior Acceleration Notice has been served and not withdrawn, the Mezzanine Agent shall be entitled to request that the Senior Lenders (in accordance with Clause [25] (CHANGES TO THE LENDERS) of the Senior Credit Agreement) and the Hedge Counterparties shall transfer to them or such person or persons as they may reasonably select all (and not part only) of their rights and obligations in respect of the Senior Liabilities whereupon:

         27.2.1   to the extent that they are lawfully able to do so; and

         27.2.2 upon receipt by the Senior Agent of the amounts referred to in Clause 27.3 (PAYMENT BY MEZZANINE LENDERS),

         each of the Senior Lenders and the Hedge Counterparties shall promptly after such receipt so transfer all of its rights and obligations in respect of the Senior Liabilities to such person or persons as the Mezzanine Lenders shall reasonably select.

27.3     PAYMENT BY MEZZANINE LENDERS
         In consideration of the Senior Lenders and Hedge Counterparties transferring their rights and obligations in respect of the Senior Liabilities as provided for in Clause 27.2 (TRANSFER OF SENIOR LIABILITIES), the Mezzanine Lenders (in such proportions as they may agree) shall pay to the Senior Agent for the account of the Senior Lenders and the Hedge Counterparties and in the currency in which the same are outstanding or incurred:

        27.3.1 an amount equal to all amounts then due to the Senior Lenders and Hedge Counterparties in respect of the Senior Liabilities or outstanding in respect thereof (whether or not due);

        27.3.2 an amount equal to all the costs which will be incurred by the Senior Lenders and Hedge Counterparties (or any of them) in terminating any arrangements which they may have made to fund such due or outstanding amounts; and

        27.3.3 any fees, costs or expenses (including legal fees) which the Senior Agent or the Senior Lenders and Hedge Counterparties or any of them may properly incur in connection with effecting such transfer,

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                  all as certified by the Senior Agent to the Mezzanine Agent within 10 Business Days of receipt of the request for such transfer.


28.     AMENDMENTS

28.1    REQUIRED CONSENTS
        (a) Subject to Clause 28.2 (EXCEPTIONS) the provisions of this Deed may not be amended (otherwise than in accordance with the terms hereof) except by written agreement between the Majority Senior Lenders and the Majority Mezzanine Lenders and, if any such amendment would impose upon or vary any obligation or right of the Intra-Group Lenders or any Intercreditor Obligor, then the consent and agreement of such party to such amendment shall be required.

        (b) If the amendment or waiver may impose new or additional obligations on or withdraw or reduce the rights of an Party, the consent of that Party is required.

        (c) An amendment or waiver which relates to the rights or obligations of the Agents or the Security Trustee may not be effected without the written consent of the Agents or, as the case may be, the Security Trustee.

        (d) Any amendment or waiver given in accordance with this Clause will be binding on all Parties and the Security Trustee may effect, on behalf of the Senior Beneficiaries and the Mezzanine Beneficiaries any amendment or waiver permitted by this Clause.

28.2    EXCEPTIONS
        Except as otherwise provided in this Deed, any amendment or waiver that has the effect of changing or which relates to Clauses 3 (RANKING), 4 (UNDERTAKINGS OF THE INTERCREDITOR OBLIGORS), 5 (UNDERTAKINGS OF THE INTRA-GROUP LENDERS), 6 (UNDERTAKINGS OF THE MEZZANINE BENEFICIARIES), 8 (UNDERTAKINGS IN RESPECT OF THE SENIOR LIABILITIES), 10 (PERMITTED PAYMENTS), 11 (TURNOVER), 12 (SUSPENSION OF PERMITTED PAYMENTS), 13 (SUBORDINATION), 14 (DISTRIBUTIONS), 16 (RESTRICTION ON ENFORCEMENT),
        16.3.4 (PERMITTED ENFORCEMENT), 19 (ENFORCEMENT OF TRANSACTION SECURITY), 21 (PRIORITY OF TRANSACTION SECURITY) and 22 (APPROPRIATION) shall not be made without the prior written consent of all the Senior Beneficiaries and all the Mezzanine Beneficiaries.

29.     REPORTS

        Nothing in this Deed shall prevent any of the parties hereto making a claim for costs or damages in relation to the Reports PROVIDED THAT:

        29.1.1 before any party to this Deed takes such action it will consult with the other parties to this Deed on the nature of such action to be taken; and

        29.1.2 if any Intercreditor Obligor or any Lender (other than (save in respect of the Postponed Senior Liabilities) the Senior Lenders) receives any money before the discharge in full of the Senior Liabilities and Mezzanine Liabilities as a result of making any claim for costs or damages in relation to any Report, it should pay an amount equal to the amount of such monies (less the costs and expenses directly incurred in making such claim) to the Security Trustee to be


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                  held on trust and be applied in accordance with the terms of
                  Clause 22 (APPROPRIATION).

30.     NEW INTRA-GROUP LENDERS AND BORROWERS

        After the threshold in paragraph (b)(vi) in the definition of Permitted Loans and Guarantees in the Senior Credit Agreement has been reached, if at any time thereafter, there shall be any indebtedness for money borrowed or owed by one Group Entity to another Group Entity which (a) does not constitute an Intra-Group Liability, (b) is not already subordinated pursuant to a Subordination Agreement and (c) is of an amount (but not less than EUR10,000,000 or its equivalent), and likely to be outstanding for a time, reasonably considered by the Majority Senior Lenders or the Majority Mezzanine Lenders to be such that failure to subordinate the claims of the Group Entity which is the creditor in respect thereof would be materially prejudicial to the interests of the Senior Lenders or Mezzanine Lenders respectively, the Obligors' Agent shall promptly inform the Senior Agent and the Mezzanine Agent thereof and, upon request by the Senior Agent or the Mezzanine Agent, shall procure that such indebtedness becomes an Intra-Group Liability and that the debtor and creditor in respect thereof become party hereto as an Intra-Group Borrower and Intra-Group Lender respectively by execution of a Deed of Accession, unless such Intra-Group Borrowers and Intra-Group Lenders have executed Accession Letters in relation to the Senior Credit Agreement or the Mezzanine Facility Agreement.

31.     NOTICES

31.1    NOTICES OF WRITING
        Each communication to be made hereunder shall be made in writing but, unless otherwise stated, may be made by fax, letter or telex.

31.2    DELIVERY OF NOTICES
        31.2.1 The address, fax number and telex number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Deed is:

                  (a) in the case of an original party hereto, that identified in any Finance Document to which it is party;

                  (b) in the case of a party that accedes to this Deed under a Deed of Accession, that identified in such Deed of Accession,

                  or any substitute address, fax number, telex number or department or officer as the party may notify to the other parties to this Deed by not less than five Business Days' notice.

        31.2.2 Any communication or document made or delivered by one person to another under or in connection with this Deed will only be effective:

                  (a)    if by way of fax, when received in legible form;

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                  (b)      if by way of letter, when it has been left at the
                           relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

                  (c) if by way of telex, when despatched, but only if, at the time of transmission, the correct answerback appears at the start and at the end of the sender's copy of the notice,

                  and, if a particular department or officer is specified as part of its address details, if addressed to that department or officer.

         31.2.3 If any communication or document would be deemed by this Clause 31 to have been made or received on a day which is not a Business Day, it shall be deemed to have been made or received on the next following Business Day.

31.3    ENGLISH LANGUAGE
        Each communication and document made or delivered by one party to another pursuant to this Deed shall be in the English language.

32.     MISCELLANEOUS

32.1    COUNTERPARTS
        This Deed may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

32.2    OBLIGATIONS BINDING
        The obligations of the parties who have executed this Deed shall not be affected by the fact that not all of the parties hereto have validly executed this Deed and such obligations shall be binding INTER SE.

32.3    SEVERABILITY
        If any provision of this Deed is prohibited or unenforceable in any jurisdiction in relation to any party hereto, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction or in relation to any of the other parties hereto.

32.4    INTEREST ON OVERDUE AMOUNTS
        Each amount payable by the Senior Beneficiaries, the Mezzanine Beneficiaries or the Intra-Group Lenders to the Security Trustee which is not paid when due and payable shall carry interest until paid (as well before as after judgement) payable on demand at a rate of interest as would equal the reasonable cost to the Security Trustee of borrowing such amount as determined by the Security Trustee.

32.5    BENEFICIARIES ACKNOWLEDGEMENT
        The Beneficiaries hereby acknowledge that the certificate of the Senior Agent concerning the amounts due to each Beneficiary in respect of the payment obligations of the Intercreditor Obligors under the Senior Documents and of the Mezzanine Agent concerning the amounts due to each Beneficiary in respect of the payment obligations of

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         the Intercreditor Obligors under the Mezzanine Documents, shall be binding upon each Beneficiary hereunder in the absence of manifest error.

32.6     PRIORITY CUMULATIVE
         The priority and subordination provisions of this Deed are cumulative.

32.7     DEED TO OVERRIDE
         This Deed overrides anything in the Senior Documents, the Mezzanine Documents and the Intra-Group Documents to the contrary, other than any provisions of the Subordination Agreements.

32.8     DEED SHALL NOT CONSTITUTE SECURITY
         The parties hereto confirm that this Deed shall not constitute nor create nor is it intended to constitute or create any Security.

32.9     AGENT RESIGNATION
         The Senior Agent may not resign or be removed as specified in the Senior Credit Agreement unless a replacement Senior Agent agrees with all other parties hereto to become the replacement agent under this Deed by either execution of a Deed of Accession or executing a Transfer Certificate in relation to the Senior Credit Agreement.

32.10    SENIOR AGENT NOTIFICATION
         Promptly after the Senior Agent has been notified by the Senior Lenders and the Hedge Counterparties that the Senior Liabilities have been irrevocably paid in full, the Senior Agent shall confirm this fact in writing to the Mezzanine Agent and the Security Trustee.

32.11    SECURITY IN RELEVANT JURISDICTIONS AND PARALLEL OBLIGATIONS
         32.11.1 For the purposes of (a) taking Transaction Security or the Austrian Guarantee in, or subject to the laws of, a Relevant Jurisdiction and (b) ensuring the continued validity of such Transaction Security, the Beneficiaries and the Intercreditor Obligors agree that despite anything to the contrary contained in any Finance Document:

                  (a) each Intercreditor Obligor shall pay to the Security Trustee sums equal to, and in the currency of, its Principal Obligations as and when the same fall due for payment under any Finance Document (the "PARALLEL OBLIGATIONS");

                  (b) the rights of the Beneficiaries to receive payment of the Principal Obligations are several from the rights of the Security Trustee to receive the Parallel Obligations;

                  (c) the Security Trustee shall have its own independent right to demand payment of the Parallel Obligations by the Intercreditor Obligors;

                  (d) the payment by an Intercreditor Obligor of its Parallel Obligations to the Security Trustee in accordance with this Clause 32.11 shall be a good discharge of the corresponding Principal Obligations owed by it to the relevant Beneficiary under the relevant Finance Document; and

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                  (e)    nothing in this Deed or any Finance Document shall in
                         any way limit the Security Trustee's right to act in the protection or preservation of, the rights under, or to enforce any, Security Document as contemplated by this Deed or the relevant Security Document.

                  Despite the foregoing, any such payment shall be made to the Senior Agent, or as the case may be, the Mezzanine Agent, unless the Senior Agent, or as the case may be, the Mezzanine Agent directs such payment to be made to the Security Trustee.

                  Without limiting or affecting the Security Trustee's rights against the Intercreditor Obligors (whether under this Clause
                  32.11 or under any other provision of the Finance Documents and subject to sub-clause 32.11.1(e), the Security Trustee agrees with each other Beneficiary (on a several basis) that it will not exercise its rights in respect of the Parallel Obligations except with the consent of the relevant Beneficiary or the Majority Senior Lenders or the Majority Mezzanine Lenders (as applicable).

         32.11.2  For the purposes of this Clause 32.11:

                  (a) "FRENCH RECEIVABLES ASSIGNMENT" means any assignment of receivables by way of security made pursuant to the provisions of French Law No. 81-1 dated 2 January 1981 (as amended);

                  (b) "RELEVANT JURISDICTION" means Austria, the Kingdom of Belgium, the Republic of France, Germany, Hungary, Luxembourg, The Netherlands or such other jurisdiction as the Obligors' Agent, the Senior Agent and the Mezzanine Agent (acting reasonably) agree is a Relevant Jurisdiction; and

                  (c)      "PRINCIPAL OBLIGATIONS" means:

                         (i) in respect of each Relevant Jurisdiction (other than The Netherlands) and in relation to an Intercreditor Obligor, any sums owing by it to a Beneficiary (other than the Security Trustee) under any Finance Document other than any French Receivables Assignment; or

                         (ii) in respect of The Netherlands, has the meaning ascribed thereto in the Security Documents governed by Dutch law.

33.     ASSIGNMENTS AND TRANSFERS

33.1    BENEFICIARIES ENTITLED TO BENEFIT OF DEED
        The parties hereto confirm that any person becoming a Beneficiary (by the execution of a substitution or transfer certificate or otherwise) shall be entitled to the benefit of the provisions contained herein as if it had been originally named a party hereto. Each party hereto makes an irrevocable offer, without the need for any further action, to each such person which may be accepted by such person becoming a Beneficiary. In addition each party hereto (including parties subsequently becoming bound by this Deed) irrevocably authorises the Security Trustee to agree, on its behalf with any other person intended to

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

        become a party hereto as a Beneficiary to the execution of a Deed of Accession and/or a Transfer Certificate in relation to the Senior Credit Agreement and/or the Mezzanine Facility Agreement so as to make such person a party to this Deed as a Beneficiary. The parties hereto agree that this authorisation is given to secure the interests of the parties under this Deed and is accordingly irrevocable.

33.2    DEED OF ACCESSION
        The parties hereto agree that none of the Senior Lenders or, as the case may be, the Mezzanine Lenders or, as the case may be, the Intra-Group Lenders will assign or transfer to any person the whole or any part of their rights or obligations in respect of the Senior Liabilities or the Mezzanine Liabilities or the Intra-Group Liabilities unless the assignee or transferee previously or simultaneously agrees with the other parties hereto to be bound by the provisions of this Deed as if it was named herein and subject to the same rights and obligations (mutatis mutandis) as the Senior Beneficiaries or, as the case may be, the Mezzanine Beneficiaries or, as the case may be, the Intra-Group Lenders by executing and delivering to the Security Trustee (with a copy to the Senior Agent and the Mezzanine Agent) a Deed of Accession, or (in the case of a Senior Lender or Mezzanine Lender) by executing a Transfer Certificate as a transferee in relation to the Senior Credit Agreement or the Mezzanine Facility Agreement (as the case may be) or otherwise.

33.3    ACCESSION AS AN INTERCREDITOR OBLIGOR
        If any person becomes a guarantor or otherwise becomes liable for (except as a provider) any of the Senior Liabilities, the Mezzanine Liabilities or the Intra-Group Liabilities, the Obligors' Agent will procure that such person will become a party hereto as an Intercreditor Obligor by the execution of a Deed of Accession, or execution of an Accession Letter in relation to the Senior Credit Agreement or the Mezzanine Facility Agreement.

34.     THE SECURITY TRUSTEE

34.1    APPOINTMENT OF SECURITY TRUSTEE
        Each of the Senior Beneficiaries and the Mezzanine Beneficiaries hereby appoint the Security Trustee to act as its trustee in connection herewith and authorises the Security Trustee to exercise such rights, powers and discretions as are specifically delegated to the Security Trustee by the terms hereof together with all rights, powers and discretions as are reasonably incidental thereto or necessary to give effect to the trusts hereby created and each of the Senior Beneficiaries and the Mezzanine Beneficiaries irrevocably authorises the Security Trustee on its behalf to enter into any and each Security Document and (if applicable) any Subordination Agreement.

34.2    TRUST PROPERTY
        The Security Trustee shall stand possessed of the Trust Property upon trust for the benefit of the Beneficiaries on the terms and subject to the conditions set out in this Deed. It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust expressed to be created by this Deed, the relationship of the Beneficiaries to the Security Trustee shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this Deed shall have full force and effect between the parties hereto.

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34.3    DIRECTIONS
        The Beneficiaries shall not have any independent power to enforce the Transaction Security or to exercise any rights, discretions or powers or to grant any consents or releases under or pursuant to the Security Documents or otherwise have direct recourse to the Transaction Security except through the Security Trustee. Subject to Clause 34.9 (PROVISION OF DIRECTIONS AND INFORMATION) (and subject to its being indemnified to its satisfaction), the Security Trustee shall take such action (including, without limitation, the exercise of all rights, discretions or powers and the granting of consents or releases) or, as the case may be, refrain from taking such action under or pursuant to this Deed and the Security Documents as the Senior Agent or, subject to the terms hereof, the Mezzanine Agent shall specifically direct the Security Trustee in writing (and so that only the Senior Agent or, subject to the terms hereof, the Mezzanine Agent shall be entitled to give any such directions to the Security Trustee). Unless and until the Security Trustee shall have received such directions, the Security Trustee shall not take any action under this Deed or the Security Documents. The provisions of the preceding two sentences of this Clause 34 shall not apply where the terms of the Security Documents entitle the Security Trustee to take, or refrain from taking, any action and in any such case the Security Trustee shall be entitled to take or, as the case may be, refrain from taking such action without reference to (and notwithstanding any contrary direction from) the Senior Agent or the Mezzanine Agent.

34.4    EXERCISE OF POWERS OF ENFORCEMENT
        Subject to Clause 34.3 (DIRECTIONS), at any time after the Security Documents have become so enforceable in accordance with their respective terms, the Security Trustee shall, acting on the.written directions of the Senior Agent or, subject to the terms hereof, the Mezzanine Agent, acting reasonably, (but not otherwise), exercise all powers of enforcement of the Transaction Security in accordance with such directions but not otherwise.

34.5    NO OTHER ACTION
        The Security Trustee shall not be required to take any action or exercise any rights, remedies, powers or discretions under or in connection with this Deed beyond those which the Senior Agent or, subject to the terms hereof, the Mezzanine Agent (acting reasonably) shall specifically instruct the Security Trustee in writing to take or exercise and then only to the extent stated in the Senior Agent's or, as the case may be, the Mezzanine Agent's specific instructions in writing.

34.6    SECURITY TRUSTEE'S ASSUMPTIONS
        The Security Trustee shall be entitled to assume that any instructions or certificates received by it from the Senior Agent or the Mezzanine Agent under or pursuant to this Deed are (a) given in accordance with the provisions of this Deed and (b) given, where appropriate, in accordance with directions of persons or the provisions of agreements by which the Senior Agent or the Mezzanine Agent (as the case may be) is bound and the Security Trustee shall not be liable to any other person for any action taken or omitted under or in connection with this Deed in accordance with any such instructions or certificates unless caused by its gross negligence or wilful misconduct.

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34.7    IDENTITY OF AGENTS
        The Security Trustee shall be entitled (and bound) to assume that the identity of the Senior Agent and the Mezzanine Agent is as notified to it at the date of this Deed, unless and until it is notified otherwise by the retiring such Senior Agent or, as the case may be, Mezzanine Agent and the successor agent in writing together with the date from which the change becomes effective. The Security Trustee shall be entitled to rely upon and assume that any such notification is authentic and shall not be liable for any loss occasioned by so assuming or relying.

34.8    MODIFICATION TO SECURITY DOCUMENTS
        On the instructions of the Senior Agent or, after the Senior Discharge Date, the Mezzanine Agent, the Security Trustee shall concur with the Obligors' Agent or any Intercreditor Obligor in making any modification to the Security Documents which:

        34.8.1 in the opinion of the Senior Agent or, after the Senior Discharge Date, the Mezzanine Agent, it may be expedient to make and which will not be prejudicial to the interest of the Beneficiaries; or

        34.8.2    is necessary to correct a manifest error.

        Any such modification shall be promptly notified to the Beneficiaries by the Senior Agent or the Mezzanine Agent (as the case may be) and shall be binding on all the Beneficiaries. For the purposes of this Clause 34,
        (a) the execution of a Security Document by an Intercreditor Obligor and
        (b) the release from the Transaction Security of any property which may be so released shall be deemed not to constitute a modification.

34.9    PROVISION OF DIRECTIONS AND INFORMATION
        The parties hereto (other than the Security Trustee) (whether direct or through the Senior Agent) shall provide the Security Trustee with all necessary directions and information as it may reasonably require for the purposes of carrying out its duties and obligations under this Deed.

34.10   NO DUTY OR RESPONSIBILITY
        The Security Trustee shall not have any duty or responsibility, either initially or on a continuing basis:

        34.10.1 to provide any Beneficiaries, any Investor, any Intra-Group Lender with any information with respect to any Intercreditor Obligor whenever coming into its possession or to provide any other person with any communication received by it under or in connection with this Deed; or

         34.10.2 to investigate the application of sums distributed pursuant to Clause 22 (APPROPRIATION).

34.11   FURTHER ACTS AND THINGS
         On the instructions of the Senior Agent or, after the Senior Discharge Date, the Mezzanine Agent, the Security Trustee shall be entitled to agree to and execute and perform any documents and do such other acts or things as may in the opinion of the Senior Agent or Mezzanine Agent be necessary or expedient to give effect to the provisions of Clauses 28 (AMENDMENTS), 30 (NEW INTRA-GROUP LENDERS AND BORROWERS), 32.9 (AGENT RESIGNATION) and 33 (ASSIGNMENTS AND TRANSFERS).

34.12    FORMAL NOTICES
         The Security Trustee shall, as soon as practicable upon receipt, send to the Senior Agent and the Mezzanine Agent copies of each formal notice received by it as Security Trustee from the Obligors'Agent or any Intercreditor Obligor.

34.13    NO DELEGATION
         The Security Trustee may not delegate any power, trust, authority or discretion vested in it by this Deed and/or the Security Documents to any other person without the prior written consent of the Senior Agent and the Mezzanine Agent.

34.14    SECURITY TRUSTEE'S DISCRETIONS
         By way of supplement to the Trustee Act 1925, it is expressly declared as follows:

         34.14.1 the Security Trustee may in relation to any of the provisions of this Deed act or rely upon the opinion or advice of or any information obtained from any lawyer, accountant, valuer, surveyor, broker, auctioneer or other expert commissioned by the Security Trustee and the Security Trustee shall not be responsible for any loss occasioned by so acting or relying;

         34.14.2 any opinion, advice or information obtained pursuant to sub-clause 34.14.1 may be sent or obtained by letter, telex message, facsimile transmission, telephone or any other means and the Security Trustee shall not be liable for acting on any opinion, advice or information purporting to be so conveyed although the same shall contain some error or shall not be authentic;

        34.14.3 the Security Trustee shall be at liberty to accept as sufficient evidence a certificate signed or purported to be signed on behalf of the Senior Agent or, subject to the terms hereof, the Mezzanine Agent to the effect that any particular dealing, transaction, step or thing is, in the opinion of the Senior Agent or, subject to the terms hereof, the Mezzanine Agent, suitable or expedient or as to any other fact or matter upon which the Security Trustee may require to be satisfied and the Security Trustee shall be in no way bound to call for further evidence or to be responsible for any loss that may be occasioned by acting on any such certificate;

        34.14.4 the Security Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any agency of any state or which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation;

        34.14.5 the Security Trustee shall not be liable for any failure, omission or defect in perfecting the arrangements created by or pursuant to this Deed;

        34.14.6 the Security Trustee and every attorney, agent or other person appointed by it under or in connection with this Deed shall be entitled to be indemnified out of amounts received by the Security Trustee under this Deed against all liabilities


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                   and expenses properly incurred in the execution of any power, trust, authority or discretion in connection with this Deed and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted to be done in any way relating to this Deed;

        34.14.7 all moneys which under the trusts contained in this Deed are received or held by the Security Trustee may be invested in the name of the Security Trustee or any nominee or under the control of the Security Trustee in any investment for the time being authorised by English law for the investment by a trustee of trust moneys or by placing the same on deposit in the name of the Security Trustee or any nominee or under the control of the Security Trustee at such bank or institution (including the Security Trustee) as the Senior Trustee or, subject to the terms hereof, the Mezzanine Agent may direct or in such currency as the Senior Trustee or, subject to the terms hereof, the Mezzanine Agent may direct and the Security Trustee may at any time vary or transfer any such investments for or into other such investments or convert any moneys so deposited into any other currency as the Senior Agent or, subject to the terms hereof, the Mezzanine Agent shall from time to time direct and shall not be responsible for any loss occasioned thereby, whether by depreciation in value, fluctuation in exchange rates or otherwise except for any loss or liability arising from its own gross negligence or wilful misconduct;

        34.14.8 the Security Trustee shall have full power to determine (as between the Security Trustee and the other Finance Parties) all questions and doubts arising in relation to the interpretation or application of any of the provisions of this Deed as it affects the Security Trustee and every such determination (whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee) shall be conclusive and shall bind the other parties hereto;

        34.14.9 the Security Trustee may in the conduct of the trusts hereof (otherwise than in relation to its right to make any declaration, determination or decision) instead of acting personally employ and pay an agent (whether being a lawyer or other person) to transact or concur in transacting any business and to do or concur in doing any acts required to be done by the Security Trustee (including the receipt and payment of money) and any such agent engaged in any profession or business shall be entitled to be paid all usual professional and other charges for business transacted and acts done by him or any partner or employee of his in connection with the trusts hereof;

        34.14.10 the Security Trustee shall be at liberty to place all title deeds and other documents certifying, representing or constituting the title to any of the property which is the subject matter of the Transaction Security for the time being in its hands in any safe deposit, safe or receptacle selected by the Security Trustee or with any bankers or banking company (including the Security Trustee or the Senior Agent or any of the Beneficiaries) or company whose business includes undertaking the safe custody of documents or solicitors or firm of solicitors and may on the instructions of the Senior Agent or, subject to the terms hereof, the Mezzanine Agent (acting reasonably) make any such arrangements as they think


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


                   fit for allowing the relevant Intercreditor Obligor or its lawyers or auditors access to or possession of such title deeds and other documents when necessary or convenient and the Security Trustee shall not be responsible for any loss incurred in connection with any such deposit, access or possession; and

        34.14.11 any investment or any part or all of the Trust Property may, at the discretion of the Security Trustee, be made or retained in the names of nominees.

34.15   PARTIES PERFORMING OBLIGATIONS
        The Security Trustee may assume without enquiry (in the absence of knowledge by or an express notice to it to the contrary acquired or received by it in its capacity as Security Trustee hereunder) that each of the parties hereto is duly performing and observing all its obligations contained in this Deed.

34.16   OTHER CAPACITY AND BUSINESS
        The Security Trustee may, from time to time, be a Beneficiary or act in any other capacity and shall in such event be entitled, notwithstanding that it is also Security Trustee, to take, or refrain from taking, any action which it would be entitled so to take if it was not the Security Trustee and shall not be precluded, by virtue of its position as a Beneficiary or acting in any other capacity, from exercising any of its discretions, powers and duties as Security Trustee. The Security Trustee may enter into any financial or business contracts or any other transaction or arrangement with any Intercreditor Obligor or any other person and the Security Trustee shall be in no way accountable to such Intercreditor Obligor or any other person for any profits or benefits arising from any such contract or transaction.

34.17   POWERS CONFERRED BY GENERAL LAW
        The powers, trusts, authorities and discretions conferred upon the Security Trustee by this Deed shall be in addition to any which may from time to time be vested in the Security Trustee by the general law or otherwise.

34.18   ADDITIONAL TRUSTEES
        34.18.1 The statutory power to appoint new or additional trustees hereof shall be vested in the Security Trustee. A trust corporation may be appointed as sole trustee hereof.

        34.18.2 The Security Trustee hereof may retire at any time and without being responsible for the costs occasioned by such retirement. Prior to confirmation by the Senior Agent that the Senior Liabilities have been irrevocably discharged in full and the Mezzanine Agent that the Mezzanine Liabilities have been irrevocably discharged in full, the retirement of a Security Trustee shall not take effect until the appointment of a new Security Trustee has been made and accepted by the Senior Agent and the Mezzanine Agent (in each case acting reasonably) and the Security Trustee and the new Security Trustee shall have executed all deeds and documents as are necessary to effect such appointment and the transfer of the Security Trustee's rights and obligations in respect of the Finance Documents in a legal, valid and binding manner.

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         34.18.3   The Senior Agent or, after the Senior Discharge Date, the
                   Mezzanine Agent may require the Security Trustee to retire at any time, upon 60 days prior written notice. The Security Trustee shall not be responsible for the costs occasioned by such retirement. The Security Trustee agrees to co-operate in executing all deeds and documents as are necessary to effect the retirement of the Security Trustee, the appointment of the new Security Trustee and the transfer of the Security Trustee's rights and obligations in respect of the Finance Documents in a legal, valid and binding manner.

34.19   INDEMNITY
        Each of the Senior Beneficiaries and the Mezzanine Beneficiaries (in each case other than the Security Trustee) hereby undertakes severally in the proportion which the amounts then due to them in respect of the Senior Liabilities and the Mezzanine Liabilities bears to the then aggregate amount of such liabilities, to indemnify and hold harmless the Security Trustee against (a) all costs, charges, losses, claims, damages, liabilities, expenses and other sums (or actions in respect thereof) including value added tax thereon suffered or incurred by the Security Trustee or any person appointed by the Security Trustee to whom any power, trust, authority or discretion may be delegated by it pursuant hereto, in connection with this Deed, the Security Documents and the powers, trusts, authorities and discretion and duties contemplated therein or actions in respect thereof (including, without limitation, legal fees and other expenses incurred in connection with the negotiation of this Deed and the Security Documents) and all costs, charges, expenses and other sums suffered or incurred by, the Security Trustee or such person as a result of complying with the provisions hereof or as a result of any Beneficiary challenging the right of the Security Trustee so to comply, save in respect of any suffered or incurred directly as a result of the gross negligence or wilful default of the Security Trustee and (b) any fees owing, demanded and remaining unpaid to it by the Intercreditor Obligors in respect of the performance of the Security Trustee's duties hereunder and under the Security Documents.

34.20   REMUNERATION
        The Security Trustee shall be entitled to such remuneration as it may agree from time to time with the Obligors' Agent and as may be approved by the Senior Agent (until the Senior Discharge Date) and the Mezzanine Agent.

34.21   PERPETUITY PERIOD
        The perpetuity period for each trust created pursuant to this Deed shall be 80 years from the date hereof.

34.22   RELEASE OF TRANSACTION SECURITY
        The Security Trustee shall and is hereby authorised by each of the Senior Beneficiaries and the Mezzanine Beneficiaries (and to the extent it may have any interest therein, every other party hereto) to execute on behalf of itself and each Senior Beneficiary, Mezzanine Beneficiary and other party hereto where relevant without the need for any further referral to, or authority from, any Senior Beneficiary, Mezzanine Beneficiary or other person all necessary releases of any Transaction Security (and certificates on non-crystallization of floating charges and any similar document under the laws of other jurisdictions) or guarantees given by any Intercreditor Obligor under any Senior

         Document or any Mezzanine Document in relation to the disposal of any asset (including the shares, capital stock or other equity interests in any Intercreditor Obligor) which is permitted under or consented to in accordance with the Senior Documents and the Mezzanine Documents disregarding for this purpose only, any restriction in any Security Document including, without limitation:

         34.22.1 any formal release (and certificates of non-crystallization of floating charges and any similar document under the laws of other jurisdictions) of any asset which the Security Trustee in its absolute discretion considers necessary or desirable in connection with that disposal;

         34.22.2 any release of any guarantee given under any Senior Document or Mezzanine Document or any other document referred to therein where all the shares in the capital of the party giving such guarantee are so disposed of in accordance with the terms of and without any breach of the Senior Documents and the Mezzanine Documents disregarding for this purpose only, any restriction in any Security Document; and

         34.22.3 any release of any Transaction Security given by any Intercreditor Obligor which is or is a subsidiary of a company which is sold in accordance with the terms of and without any breach of the Senior Documents and the Mezzanine Documents.

34.23    GERMAN SECURITY
         34.23.1 Regarding all Transaction Security established under German law (the "GERMAN SECURITY") the Security Trustee shall:

                  (a) hold and administer any German Security which is security assigned
                           (SICHERUNGSEIGENTUM/SICHERUNGSABTRETUNG) or otherwise transferred under a non-accessory security right (NICHT AKZESSORISCHE SICHERHEIT) to it as trustee (TREUHANDER) for the benefit of the Beneficiaries; and

                  (b) administer any German Security which is pledged (VERPFANDUNG) or otherwise transferred to any Beneficiary under an accessory security right (AKZESSORISCHE SICHERHEIT).

         34.23.2 Each Beneficiary hereby authorises the Security Trustee to accept as its representative (STELLVERTRETER) any pledge or other creation of any accessory right under German law made to such Beneficiary in relation to the Senior Documents and/or the Mezzanine Documents (as the case may be).

         34.23.3 Each of the Intercreditor Obligors and the Beneficiaries hereby relieves the Security Trustee from the restrictions of
                  Section 181 of the German Civil Code (BGB) to allow it to perform its duties and obligations as Security Trustee hereunder.

         34.23.4 Each Beneficiary hereby ratifies and approves all acts previously done by the Security Trustee on such Beneficiary's behalf. Each Beneficiary hereby expressly consents to the declarations of the Security Trustee made on behalf and in the name of such Beneficiary as future pledgee in the agreements relating to German Security that is an accessory security right

34.24    MIG POWER OF ATTORNEY
         The Security Trustee shall not (and the Beneficiaries acknowledge that the Security Trustee shall not) exercise its rights under the MIG Power of Attorney to execute the MIG Share Pledges unless one or more of the following conditions are met:

         (a) the Security Trustee (acting reasonably) believes that there is a real possibility that the capital increase in respect of DIOGENES Vierte Vermogensverwaltungs AG by EUR 30,000 to EUR 90,000 will not be registered at the commercial registry; or

         (b) an Insolvency Event occurs which is continuing in relation to MGG, Newco2 or MIG.

35.      STATUS OF INTERCREDITOR OBLIGORS

35.1     PRIORITIES
         Each of the Intercreditor Obligors joins in this Deed for the purpose of acknowledging the priorities, rights and obligations recorded in this Deed and undertakes with each of the other parties hereto to observe the provisions of this Deed at all times and not in any way to prejudice or affect the enforcement of such provisions or do or suffer anything which would be inconsistent with the terms of this Deed.

35.2     NO RIGHTS OF INTERCREDITOR OBLIGORS
         None of the Intercreditor Obligors shall have any rights hereunder and none of the undertakings herein contained on the part of the Senior Beneficiaries or the Mezzanine Beneficiaries are given (or shall be deemed to have been given) to, or for the benefit of, the Intercreditor Obligors save, in each case, under Clauses 10.1.2 of Clause 10 (PERMITTED PAYMENTS), 12.6 (PARTIAL PAYMENTS), 15.3 (PROOF IN LIQUIDATION), 22.2 (APPLICATION OF BALANCE), 26 (DISCLOSURE), 28.1 (REQUIRED CONSENTS), 32.11(d) of Clause 32.11 (SECURITY IN RELEVANT JURISDICTIONS AND PARALLEL OBLIGATIONS), 34.8 (MODIFICATION TO SECURITY DOCUMENTS), 34.22 (RELEASE OF TRANSACTION SECURITY) and 34.24 (MIG POWER OF ATTORNEY) and the Obligors shall be entitled to receive notices required to be given by the Security Trustee, the Security Agent or the Mezzanine Agent.

35.3    NO SUBROGATION
        Unless and save to the extent otherwise agreed by:

        35.3.1 prior to the Senior Discharge Date, the Senior Agent (acting on the instructions of the Majority Senior Lenders); and

        35.3.2 prior to the Mezzanine Discharge Date, the Mezzanine Agent (acting on the instructions of the Majority Mezzanine Lenders),

        the Intercreditor Obligors will not under any circumstances acquire by way of subrogation any of the rights of the Senior Beneficiaries under the Finance Documents or the Mezzanine Beneficiaries under the Mezzanine Documents or otherwise acquire any rights in respect of any Transaction Security.

 35.4   SUBROGATION OF MEZZANINE BENEFICIARIES
        If the Senior Liabilities are wholly or partially paid out of any proceeds received in respect of or on account of the Mezzanine Liabilities owing to one or more Mezzanine Beneficiaries, those Mezzanine Beneficiaries (pro rata to their respective interests in such Mezzanine Liabilities) will to that extent be subrogated to the Senior Liabilities so paid (and all securities and guarantees for those Senior Liabilities) but the rights of subrogation so arising cannot (and shall not) be exercised before the Senior Discharge Date (ignoring for these purposes that part of the Senior Debt so paid out), save with the prior written consent of the Majority Senior Lenders. After the Senior Discharge Date (ignoring for these purposes that part of the Senior Debt so paid out), to the extent that the Mezzanine Beneficiaries are entitled to exercise rights of subrogation in accordance with the foregoing, each Senior Beneficiary (subject to it being indemnified, by cash collateral if so requested, to its reasonable satisfaction against any resulting costs, expenses and liabilities) will give such assistance to enable such rights to be exercised as the Mezzanine Agent and/or the Security Trustee may reasonably request.

36.     EXPENSES

36.1    ENFORCEMENT EXPENSES
        Each of the Intercreditor Obligors shall, forthwith on demand, pay to each Senior Beneficiary and each Mezzanine Beneficiary the amount of all costs and expenses properly incurred by that Senior Beneficiary and/or that Mezzanine Beneficiary in connection with the enforcement against that Intercreditor Obligor (as the case may be) of such person's rights against it under this Deed.

36.2    LEGAL COSTS AND TAX
        The costs and expenses referred to above include, without limitation, the fees and expenses of legal advisers and any value added tax or similar tax, and are payable in the currency in which they are incurred.

37.     GOVERNING LAW

        This Deed shall be governed by, construed and interpreted in accordance with, the laws of England.

38.     JURISDICTION

38.1    ENGLISH COURTS
        The Courts of England have exclusive jurisdiction to settle any dispute (a "DISPUTE") arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed or the consequences of its nullity).

38.2    CONVENIENT FORUM
        The parties agree that the Courts of England are the most appropriate and convenient courts to settle Disputes between them, and, accordingly, that they will not argue to the contrary.

38.3    NON-EXCLUSIVE JURISDICTION
        The Clause 38 is for the benefit of the Beneficiaries only. As a result and notwithstanding Clause 38.1 (ENGLISH COURTS), it does not prevent any Beneficiary from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other Courts with jurisdiction. To the extent allowed by law, the Beneficiaries may take concurrent Proceedings in any number of jurisdictions.


38.4    SERVICE OF PROCESS
        Each Intercreditor Obligor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it on Messer UK Limited at Cedar House, 39 London Road, Reigate, Surrey RH2 9QE or, if different, its registered office.

        If any Intercreditor Obligor ceases to have a place of business in Great Britain or, as the case may be, the appointment of the person mentioned in this Clause 38 (or, as the case may be, the relevant Deed of Accession) ceases to be effective, the relevant Intercreditor Obligor shall immediately appoint another person in England to accept service of process on its behalf in England. If an Intercreditor Obligor fails to do so (and such failure continues for a period of not less than fourteen days), the Senior Agent or Mezzanine Agent shall be entitled to appoint such a person by notice to such Intercreditor Obligor. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This Clause 38 applies to Proceedings in England and to Proceedings elsewhere.

38.5    WAIVER OF JURY TRIAL
        Each of the Beneficiaries and the Intercreditor Obligors irrevocably waives trial by jury in any proceeding relating to this Deed or any other Finance Document to which it is party.

IN WITNESS whereof this Deed has been executed by the parties hereto the day and year first above written.

                                    SCHEDULE 1

                              THE ORIGINAL LENDERS

                                     PART A

                           THE ORIGINAL SENIOR LENDERS

Bayerische Hypo- und Vereinsbank AG

The Chase Manhattan Bank

Goldman Sachs Credit Partners, L.P.

The Royal Bank of Scotland plc

                                     PART B

                         THE ORIGINAL MEZZANINE LENDERS

Hypovereinsbank Luxembourg Societe Anonyme

Goldman Sachs Credit Partners, L.P.

The Royal Bank of Scotland plc

                                            SCHEDULE 2

                              THE ORIGINAL HEDGE COUNTERPARTIES

Goldman Sachs Capital Markets, L.P.

                                   SCHEDULE 3

                          THE ORIGINAL SENIOR BORROWERS

Messer Griesheim GmbH

Messer Griesheim Industries, Inc.

Messer Finance S.A.

                                   SCHEDULE 4

                             THE ORIGINAL GUARANTORS

                                     PART A

                         THE ORIGINAL SENIOR GUARANTORS

Messer Griesheim GmbH

Messer Griesheim Industries, Inc.

Messer Finance S.A.

Messer UK Limited

Messer Griesheim Industriegase GmbH

Messer Medical GmbH

Messer International GmbH

Messer France S.A.

Messer Nederland B.V.

MG Generon, Inc.

GVP, Inc.

Messer Austria GmbH

                                     PART B

                        THE ORIGINAL MEZZANINE GUARANTORS

Messer Griesheim GmbH

Messer Griesheim Industries, Inc.

Messer Finance S.A.

Messer UK Limited

Messer Griesheim Industriegase GmbH

Messer Medical GmbH

Messer International GmbH

Messer France S.A.

Messer Nederland B.V.

MG Generon, Inc.

GVP, Inc.

Messer Austria GmbH

                                    SCHEDULE 5

                        INTRA GROUP LENDERS AND BORROWERS

                                     PART A

                               INTRA-GROUP LENDERS

Messer Griesheim GmbH

Messer Griesheim Industries, Inc.

Messer Finance S.A.

Messer UK Limited

Messer Griesheim Industriegase GmbH

Messer Medical GmbH

Messer International GmbH

Messer France S.A.

Messer Nederland B.V.

MG Generon, Inc.

GVP, Inc.

Messer Austria GmbH

                                     PART B

                              INTRA-GROUP BORROWERS

Messer Griesheim GmbH

Messer Griesheim Industries, Inc.

Messer Finance S.A.

Messer UK Limited

Messer Griesheim Industriegase GmbH

Messer Medical GmbH

Messer International GmbH

Messer France S.A.

Messer Nederland B.V.

MG Generon, Inc.

GVP, Inc.

Messer Austria GmbH

                                    SCHEDULE 6

                            FORM OF DEED OF ACCESSION

THIS Deed dated [ ] is supplemental to an intercreditor deed (the
"INTERCREDITOR DEED") dated * 2001 between, amongst others, the Borrowers and the Guarantors, the Security Trustee, the Senior Agent, the Senior Lenders, the Hedge Counterparties, the Mezzanine Agent, the Mezzanine Lenders and the Intra-Group Lenders and Intra-Group Borrowers referred to therein.

Words and expressions defined in the Intercreditor Deed have the same meaning when used in this Deed.

[Name of New Intercreditor Obligor/Hedge Counterparty/Intra-Group Lender/ Intra-Group Borrower hereby agrees with each other person who is or who becomes a party to the Intercreditor Deed that with effect on and from the date hereof it will be bound by the Intercreditor Deed as [an Intercreditor Obligor, an Intra-Group Lender and an Intra-Group Borrower(1)/Hedge Counterparty/Intra-Group Lender/Intra-Group Borrower] as if it had been party to the Intercreditor Deed in that capacity.

Address for notice of [Name of Intercreditor New Intercreditor Obligor/Hedge Counterparty/Intra-Group Lender/Intra-Group Borrower] for the purposes of Clause 31 (NOTICES) of the Intercreditor Deed is: -

[Address]

This Deed and the Intercreditor Deed shall be read and construed as one document.

This Deed is governed by English law.

EXECUTED AS A DEED                                            )
by [Name of New Party]                                        )
acting by [      ]                                            )
in the presence of:                                           )

Name:

Address:

(1) All Intercreditor Obligors should accede as Intra-Group Lenders and Intra-Group Borrowers, even if they currently have neither made any intra-group loans nor have any intra-group borrowings.

THE SECURITY TRUSTEE

EXECUTED AS A DEED                              )
by CHASE MANHATTAN                              )
INTERNATIONAL LIMITED                           )        JAMES B. TREGER
acting by its duly authorised officers          )
acting in its capacity as security trustee      )
for the purposes hereof and                     )
on behalf of the Beneficiaries


THE SENIOR AGENT

EXECUTED AS A DEED                              )
by CHASE MANHATTAN                              )
INTERNATIONAL LIMITED                           )        JAMES B. TREGER
acting by its duly authorised officers          )
acting in its capacity as agent                 )
on behalf of the Senior Lenders                 )


THE GLOBAL CO-ORDINATOR

EXECUTED AS A DEED
by GOLDMAN SACHS INTERNATIONAL                  )        SIM0N PARRY-WINGFIELD
acting by its duly authorised officers          )
                                                )


THE SENIOR ARRANGERS

EXECUTED AS A DEED                              )
by GOLDMAN SACHS INTERNATIONAL                  )        SIMON PARRY-WINGFIELD
acting by its duly authorised officers          )
                                                )


EXECUTED AS A DEED                              )        CHRISTIAN FEDERSPIELER
by BAYERISCHE HYPO- UND                         )
VEREINSBANK AG                                  )        MATTHIAS MAGNUS
acting by its duly authorised officers          )

EXECUTED AS A DEED                              )
by J.P. MORGAN PLC                              )        JAMES YU
acting by its duly authorised officers          )
                                                )


THE SENIOR LENDERS

EXECUTED AS A DEED                              )        CHRISTIAN FEDERSPIELER
by BAYERISCHE HYPO- UND                         )
VEREINSBANK AG                                  )        MATTHIAS MAGNUS
acting by its duly authorised officers          )


EXECUTED AS A DEED                              )
by THE CHASE MANHATTAN BANK                     )        JAMES B. TREGER
acting by its duly authorised officers          )
                                                )


EXECUTED AS A DEED                              )
by GOLDMAN SACHS CREDIT                         )        SIMON PARRY-WINGFIELD
PARTNERS, L.P.                                  )
acting by its duly authorised officers          )


EXECUTED AS A DEED                              )
by THE ROYAL BANK OF                            )        GERD BIEDING
SCOTLAND PLC                                    )
acting by its duly authorised officers          )        FRANK SCHAUZ


THE MEZZANINE AGENT

EXECUTED AS A DEED                              )
by HYPOVEREINS BANK LUXEMBOURG                  )
SOCIETE ANONYME                                 )        CHRISTIAN FEDERSPIELER
acting by its duly authorised officers          )
                                                )        MATTHIAS MAGNUS


acting in its capacity as agent
on behalf of the Mezzanine Lenders

For purpose of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters, signed in Brussels on September 27, 1968 and without prejudice to the foregoing execution of this Agreement by the parties hereto, HYPOVEREINS BANK LUXEMBOURG SOCIETE ANONYME, expressly and specifically confirms its agreement to the provisions of Clause38 (JURISDICTION CLAUSE) of this Agreement.



CHRISTIAN FEDERSPIELER

MATTHIAS MAGNUS


THE MEZZANINE ARRANGERS

EXECUTED AS A DEED                              )
by GOLDMAN SACHS INTERNATIONAL                  )        SIMON PARRY-WINGFIELD
acting by its duly authorised officers          )
                                                )


EXECUTED AS A DEED                              )        CHRISTIAN FEDERSPIELER
by BAYERISCHE HYPO- UND                         )
VEREINSBANK AG                                  )        MATTHIAS MAGNUS
acting by its duly authorised officers          )


EXECUTED AS A DEED                              )
by THE ROYAL BANK OF                            )        GERD BIEDING
SCOTLAND PLC                                    )
acting by its duly authorised officers          )        FRANK SCHAUZ


THE MEZZANINE LENDERS

EXECUTED AS A DEED                              )        CHRISTIAN FEDERSPIELER
by HYPOVEREINSBANK LUXEMBOURG                   )
SOCIETE ANONYME                                 )        MATTHIAS MAGNUS
acting by its duly authorised officers          )


For purpose of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters, signed in Brussels on September 27, 1968 and without prejudice to the foregoing execution of this Agreement by the parties hereto, HYPOVEREINS BANK LUXEMBOURG SOCIETE ANONYME, expressly and specifically confirms its agreement to the provisions of Clause 38 (JURISDICTION CLAUSE) of this Agreement

CHRISTIAN FEDERSPIELER

MATTHIAS MAGNUS


EXECUTED AS A DEED                            )
by GOLDMAN SACHS CREDIT                       )        SIM0N PARRY-WINGFIELD
PARTNERS, L.P.                                )
acting by its duly authorised officers        )


EXECUTED AS A DEED                            )
by THE ROYAL BANK OF                          )        GERD BIEDING
SCOTLAND PLC                                  )
acting by its duly authorised officers        )        FRANKSCHAUZ


THE BORROWERS

EXECUTED AS A DEED                            )
By MESSER FINANCE S.A.                        )        PETER STOWASSER
acting by                                     )
                                              )


For purpose of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters, signed in Brussels on September 27, 1968 and without prejudice to the foregoing execution of this Agreement by the parties hereto, MESSER FINANCE S.A., expressly and specifically confirms its agreement to the provisions of Clause 38 (JURISDICTION CLAUSE) of this Agreement

PETER STOWASSER




EXECUTED AS A DEED                            )
by MESSER GRIESHEIM GMBH                      )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
by MESSER GRIESHEIM INDUSTRIES,               )
INC.                                          )        JAMES F. ANDERSON
acting by                                     )
                                              )        WILLIAM J. CARR

THE GUARANTORS

EXECUTED AS A DEED                            )
by MESSER GRIESHEIM GMBH                      )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
by MESSER INDUSTRIES, INC.                    )        JAMES F. ANDERSON
acting by                                     )
                                              )        WILLIAM J. CARR


EXECUTED AS A DEED                            )
by MESSER FINANCE S.A.                        )        PETER STOWASSER
acting by                                     )
                                              )


For purpose of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters, signed in Brussels on September 27, 1968 and without prejudice to the foregoing execution of this Agreement by the parties hereto, MESSER FINANCE S.A., expressly and specifically confirms its agreement to the provisions of Clause 38 (JURISDICTION CLAUSE) of this Agreement

PETER STOWASSER




EXECUTED as a deed by:                        )        PETER STOWASSER

acting as attorney-in-fact for and on

behalf of MESSER UK LIMITED

in the presence of:                           )        LUKE BRISTOW

Signature of witness:                         )

Name of witness:                              )

Address of witness:                           )        c/o CLIFFORD CHANCE
                                                       PUNDER
                                                       D-60323 FRANKFURT AM MAIN


EXECUTED AS A DEED                            )
by MESSER GRIESHEIM                           )
INDUSTRIEGASE GMBH                            )        PETER STOWASSER
acting by                                     )
                                              )        THOMAS INGENHOVEN


EXECUTED AS A DEED                            )
by MESSER MEDICAL GMBH                        )        PETER STOWASSER
acting by                                     )
                                              )        OLAF GEBLER


EXECUTED AS A DEED                            )
by MESSER INTERNATIONAL GMBH                  )        PETER STOWASSER
acting by                                     )
                                              )        CHRISTINA UNGEHEUER


EXECUTED AS A DEED                            )
by MESSER FRANCE S.A.                         )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
by MESSER NEDERLAND B.V.                      )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
by MG GENERON, INC.                           )        JAMES F. ANDERSON
acting by                                     )
                                              )        WILLIAM J. CARR

EXECUTED AS A DEED                            )
by GVP, INC.                                  )        WILLIAM J. CARR
acting by                                     )
                                              )        MARK A. FRANK


THE INTRA-GROUP LENDERS

EXECUTED AS A DEED                            )
By MESSER GRIESHEIM GMBH                      )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
By MESSER GRIESHEIM INDUSTRIES,               )        JAMES F. ANDERSON
INC. acting by                                )
                                              )        WILLIAM J. CARR


EXECUTED AS A DEED                            )
By MESSER FINANCE S.A.                        )        PETER STOWASSER
acting by                                     )
                                              )


For purpose of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters, signed in Brussels on September 27, 1968 and without prejudice to the foregoing execution of this Agreement by the parties hereto, MESSER FINANCE S.A., expressly and specifically confirms its agreement to the provisions of Clause 38 (JURISDICTION CLAUSE) of this Agreement


PETER STOWASSER




EXECUTED as a deed by:                        )        PETER STOWASSER

acting as attomey-in-fact for and on

behalf of MESSER UK LIMITED

in the presence of:                           )        LUKE BRISTOW

Signature of witness:                         )

Name of witness:                              )

Address of witness:                           )        c/o CLIFFORD CHANCE
                                                       PUNDER
                                                       4-60323 FRANKFURT AM MAIN


EXECUTED AS A DEED                            )
By MESSER GRIESHEIM                           )        PETER STOWASSER
INDUSTRIEGASE GMBH                            )
acting by                                     )
                                              )        THOMAS INGENHOVEN


EXECUTED AS A DEED                            )
By MESSER MEDICAL GMBH                        )        PETER STOWASSER
acting by                                     )
                                              )        OLAF GEBLER


EXECUTED AS A DEED                            )
By MESSER INTERNATIONAL GMBH                  )        PETER STOWASSER
acting by                                     )
                                              )        CHRISTINA UNGEHEUER


EXECUTED AS A DEED                            )
By MESSER FRANCE S.A.                         )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
By MESSER NEDERLAND B.V.                      )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
By MG GENERON, INC.                           )        JAMES F. ANDERSON
acting by                                     )
                                              )        WILLIAM J. CARR

EXECUTED AS A DEED                            )
By GVP, INC.                                  )        WILLIAM J. CARR
acting by                                     )
                                              )        MARK A. FRANK


THE INTRA-GROUP BORROWERS

EXECUTED AS A DEED                            )
By MESSER GRIESHEIM GMBH                      )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
By MESSER GRIESHEIM INDUSTRIES,               )        JAMES F. ANDERSON
INC. acting by                                )
                                              )        WILLIAM J. CARR


EXECUTED AS A DEED                            )
By MESSER FINANCE S.A.                        )        PETER STOWASSER
acting by                                     )
                                              )


For purpose of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters, signed in Brussels on September 27, 1968 and without prejudice to the foregoing execution of this Agreement by the parties hereto, MESSER FINANCE S.A., expressly and specifically confirms its agreement to the provisions of Clause 38 (JUTISDICTION CLAUSE) of this Agreement


PETER STOWASSER




EXECUTED as a deed by:                        )        PETER STOWASSER

acting as attorney-in-fact for and on

behalf of MESSER UK LIMITED

in the presence of:                           )        LUKE BRISTOW

Signature of witness:                         )

Name of witness:                              )

Address of witness:                           )        c/o CLIFFORD CHANCE
                                                       PUNDER
                                                       D-60323 FRANKFURT AM MAIN


EXECUTED AS A DEED                            )
By MESSER GRIESHEIM                           )        PETER STOWASSER
INDUSTRIEGASE GMBH                            )
acting by                                     )
                                              )        THOMAS INGENHOVEN


EXECUTED AS A DEED                            )
By MESSER MEDICAL GMBH                        )        PETER STOWASSER
acting by                                     )
                                              )        OLAF GEBLER


EXECUTED AS A DEED                            )
By MESSER INTERNATIONAL GMBH                  )        PETER STOWASSER
acting by                                     )
                                              )        CHRISTINA UNGEHEUER


EXECUTED AS A DEED                            )
By MESSER FRANCE S.A.                         )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
By MESSER NEDERLAND B.V.                      )        PETER STOWASSER
acting by                                     )
                                              )


EXECUTED AS A DEED                            )
By MG GENERON, INC.                           )        JAMES F. ANDERSON
acting by                                     )
                                              )         WILLLAM J. CARR


EXECUTED AS A DEED                            )
By GVP, INC.                                  )         WILLIAM J. CARR
acting by                                     )
                                              )         MARK A. FRANK















THE ORIGINAL HEDGE COUNTERPARTY

EXECUTED AS A DEED                            )
by GOLDMAN SACHS CAPITAL                      )        OLIVER DUFF
MARKETS, L.P.                                 )
acting by its duly authorised officers        )